THE LIPPER FUNDS, INC.

                          LIPPER HIGH INCOME BOND FUND

                               Annual Report
                               =================================================
                                                               December 31, 1998

                                TABLE OF CONTENTS

                 Shareholder's Letter ....................   1-3

                 Portfolio of Investments ................  4-10

                 Statement of Assets and Liabilities .....    11

                 Statement of Operations .................    12

                 Statement of Changes in Net Assets ......    13

                 Financial Highlights ....................    14

                 Notes to Financial Statements ........... 15-17

                 Report of Independent Accountants .......    18

                 Tax Information .........................    18

THE LIPPER FUNDS, INC.                                             ANNUAL REPORT
LIPPER HIGH INCOME BOND FUND                                   December 31, 1998

Dear Shareholder:

     We are pleased to present the Annual Report for the Lipper High Income Bond Fund for the year ended December 31, 1998. The Lipper High Income Bond Fund is one of three investment portfolios, together with the Lipper U.S. Equity Fund and the Prime Lipper Europe Equity Fund, which comprise The Lipper Funds, Inc. Each of The Lipper Funds is made available to individual, institutional and group retirement plan investors through a separate class of shares. This report presents the financial statements and performance review of the Lipper High Income Bond Fund (the "Fund") for the year ended December 31, 1998.

                        PERFORMANCE AND PORTFOLIO REVIEW

     The Lipper High Income Bond Fund seeks to achieve high current income while preserving capital by investing in a diversified portfolio of quality, high yield, intermediate-term bonds rated BBB to B-. The Fund seeks to manage credit risk and minimize interest rate risk through in-depth credit analysis, portfolio diversification and by investing in securities with short-to-intermediate term maturities. To manage default risk, the Fund invests in companies with proven track records of established cash flow, invests exclusively in cash-pay bonds, favors bonds that are senior in the capital structure and avoids companies where it is difficult to quantify the inherent risks. Due in part to this discipline, the Fund has never experienced a default with respect to any bond holding.

     The high yield bond market experienced a challenging year in 1998. Notwithstanding an impressive first half of the year, the high yield market experienced unusual pressure and volatility during the second half of the year. This pressure resulted from the ripple effect of Southeast Asia, Russian defaults on sovereign debt and the commensurate impact on emerging markets, the unwinding of leverage by certain hedge funds and general concerns regarding a global economic slowdown. As a result of these events, a flight to quality ensued (benefiting U.S. Treasuries) and the high yield market became less liquid. Effectively, high yield bonds, like other fixed-income securities, became decoupled from U.S. Treasuries and began to trade more like equity than debt. As a result, the spread of high yield bonds over comparable U.S. Treasuries widened by over 300 basis points to levels not witnessed since 1991.

     During the tumultuous period experienced in the late summer and early fall of 1998, the Lipper High Income Bond Fund fared relatively well compared to its peers. During the third quarter, the Fund's Premier Shares generated a return of -2.45%. This return was strong compared to the -7,23% average return generated by all high yield mutual funds tracked by Morningstar, Inc. Although Lipper & Company's strategy did not completely insulate the Fund from losses during this period of extreme market conditions, Lipper's investors benefited on a relative basis from its conservative approach. As a result, the Fund ranked among the top ten performers tracked by Lipper Inc. during the trailing 13-week and trailing 12-month period ended September 30, 1998.

     Between September 28, 1998 and November 17, 1998, the U.S. Federal Reserve implemented three interest rate cuts. These cuts, along with continued low inflation, caused the equity markets to rebound and rally, resulting in a full recovery by year-end. The high yield bond market participated in this recovery to a degree, but unlike the equity markets, high yield investors did not return to the market in droves, resulting in a slower recovery than that experienced in the equity markets. As of mid-January 1999, the spread of split-BB rated bonds over comparable U.S. Treasuries had narrowed approximately 150 basis points, representing a fifty-percent recovery from the post-August peak. Yet, the spread of split-BB rated bonds over comparable U.S. Treasuries is still significantly wider than on June 30, 1998, when the spread was 341 basis points, and still wider than historical levels, where the average spread of split-BB rated bonds was approximately 335 basis points during the period 1993-1997. Consequently, we view the current environment as an attractive buying opportunity.

     In addition to performing well on a relative basis during the third quarter of 1998, the Lipper High Income Bond Fund outperformed most of its peers during the 12-month period ended December 31, 1998. During this period, the Fund's Premier Shares generated a total return of 3.61% net of fees and expenses. This return compares strongly against the -0.62% average annual return generated by all high yield mutual funds tracked by Morningstar, Inc.

According to The Wall Street Journal, the Lipper High Income Bond Fund ranked in the top 20% of all mutual funds with similar objectives as the Fund during the 12-month period ended December 31, 1998. During 1998, the Fund benefited from a number of factors, including the fact that it invests in $U.S.-denominated securities issued primarily by U.S. domiciled companies, it invests exclusively in cash-pay securities (avoiding zero coupon, pay-in-kind and pre-funded bonds) and it does not invest in emerging market securities. Lipper's conservative approach of focusing on higher rated bonds with an average credit quality of BB-also insulated the Fund on a relative basis from the significant declines experienced by funds holding lower rated bonds. In addition, the Fund avoided bonds issued by companies without sufficient cash flow to cover interest expense and capital expenditures, which sheltered the Fund from some of the volatility experienced in 1998.

     Our outlook for the Lipper High Income Bond Fund is positive. Given that high yield bond spreads have not yet returned to historical levels, we believe there is significant value in the high yield market. In addition, we believe the U.S. economic environment supports an optimistic outlook for high yield bonds. U.S. economic growth should remain moderate, unemployment low and inflationary pressure benign, making U.S. bond yields attractive relative to inflation. Given the low, stable interest rate environment and strong economy, demand for high yield issues is strong, with cash flowing into high yield mutual funds at increasing rates. As additional funds flow into the high yield market, liquidity should continue to improve and spreads should narrow, benefiting current and new investors. Further, default rates are expected to remain below the historic average of 3.0%, supporting an optimistic outlook for high yield bonds.

     As of December 31, 1998, the Lipper High Income Bond Fund was highly diversified, with approximately 90 securities representing over 25 industries. The average credit quality of the portfolio was BB-. The Fund's weighted average coupon was approximately 9.0%, and the Fund maintained an average maturity of
6.2 years, with an effective duration of 3.5. In 1999, the Fund will continue to pursue its investment strategy of adding value by investing and trading issues which, based upon internal analysis, offer attractive yields compared to their official credit rating or market perceptions. Particularly, the portfolio manager will continue to focus on higher quality bonds that generate sufficient cash flow to cover interest expense and capital expenditures and maintain reasonable debt to cash flow ratios. We expect to maintain the Fund's stated average maturity and duration on the shorter end of the maturity spectrum, which currently offers greater value than longer dated paper.

     We hope you find the enclosed report informative. We very much appreciate your participation in the Lipper High Income Bond Fund.

                                          Sincerely,





                                          KENNETH LIPPER
                                          -----------------------------------
                                          President and Chairman of the Board

                                   THE LIPPER HIGH INCOME BOND FUND PERFORMANCE

                          AVERAGE ANNUAL TOTAL RETURN*
                       FOR PERIODS ENDED DECEMBER 31, 1998

                                         1 YEAR       5 YEAR   SINCE INCEPTION*

    PREMIER SHARES ...................    3.61%        8.01%         9.37%
    RETAIL SHARES ....................    3.36%        7.87%         9.27%
    GROUP RETIREMENT PLAN SHARES .....    3.37%        7.86%         9.27%


                 LIPPER HIGH INCOME BOND FUND--PREMIER SHARES*+

                 Comparison of a $10,000 Investment in the Fund
                     with the Lehman Intermediate BB Index

                            PERIODS ENDED DECEMBER 31

--------------------------------------------------------------------------------

                              Lipper High           Lehman
                           Income Bond fund      Intermediate
                            Premium Shares         BB Index
                            --------------         --------
              2/1/92 .....      10,000              10,000
               1992 ......      11,064              10,919
               1993 ......      12,644              12,519
               1994 ......      12,703              12,725
               1995 ......      14,535              15,033
               1996 ......      16,133              16,446
               1997 ......      17,946              18,295
               1998 ......      18,594              19,350

--------------------------------------------------------------------------------

              ........ Lipper High Income Bond Fund Premier Shares
              -------- Lehman Intermediate BB Index

     + The minimum investment for Premier Shares is $1,000,000.

     Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

     * This chart illustrates comparative performance of $10,000 invested in the Premier Shares of Lipper High Income Bond Fund (the "Fund") versus the Lehman Intermediate BB Bond Index. The performance information presented reflects performance of a predecessor partnership for the period from commencement of the partnership's investment operations on February 1, 1992 through April 1, 1996. Also shown is the predecessor partnership's performance for the five year average annualized period and the performance of the Fund as a registered investment company, for the period April 1, 1996 through December 31, 1998. As a registered investment company under the Investment Company Act of 1940 ("the Act"), the Fund is subject to certain restrictions under the Act and the Internal Revenue Code ("the Code") to which its corresponding partnership was not subject. Had the partnership been registered under the Act and subject to the provisions of the Code, its investment performance may have been adversely affected.

     The Lipper High Income Bond Fund's Retail and Group Retirement Plan Shares were introduced on April 11, 1996 and April 12, 1996, respectively. Performance for the Fund's Retail and Group Retirement Plan Shares differs from the Fund's Premier Shares due to the different inception dates and the higher class specific expenses associated with the Retail and Group Retirement Plan Shares. Performance information presented for the Retail and Group Retirement Plan Shares prior to their introduction dates reflects the performance of the Fund's Premier Shares which are not subject to the shareholder servicing or distribution fees borne by these classes of shares. The Fund's performance assumes the reinvestment of all dividends and distributions. Fee waivers and reimbursements are currently in effect for the Fund without which total returns would have been lower.

     The comparative Lehman Intermediate BB Index has not been adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. The fees, if reflected, would reduce the performance. The comparative index has been adjusted to reflect reinvestment of dividends and disbursements on securities in the index.

     The Lehman Intermediate BB Index is an unmanaged index comprised of intermediate-term bonds. Please note that one cannot directly invest in an unmanaged index.

                          LIPPER HIGH INCOME BOND FUND
                            PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 1998

                                                          FACE
                                                         AMOUNT        VALUE+
                                                       ----------    ----------
  CORPORATE BONDS (84.9%)
     ADVERTISING & BROADCASTING (4.9%)
  ++  Ackerley Communications Inc.
      9.00%, 01/15/09 ..............................   $  500,000    $  510,000
     Chancellor Media Corp., Series B
      8.125%, 12/15/07 .............................    1,000,000       997,500
  ++ Lamar Advertising Co.
      9.625%, 12/01/06 .............................    1,000,000     1,087,500
     Outdoor Systems, Inc.
      9.375%, 10/15/06 .............................    1,000,000     1,085,000
     Salem Communications Corp., Series B
      9.50%, 10/01/07 ..............................    1,000,000     1,040,000
                                                                     ----------
                                                                      4,720,000
                                                                     ----------
  AEROSPACE/DEFENSE (3.1%)
     BE Aerospace, Series B
      8.00%, 03/01/08 ..............................    1,000,000       985,000
     Sequa Corp.
      9.625%, 10/15/99 .............................    1,000,000     1,025,000
     Wyman-Gordon Co.
      8.00%, 12/15/07 ..............................    1,000,000       997,500
                                                                     ----------
                                                                      3,007,500
                                                                     ----------
  AUTO MANUFACTURING & RELATED (4.4%)
     Delco Remy International, Inc.
      10.625%, 08/01/06 ............................    1,000,000     1,075,000
     Federal-Mogul Corp.
      7.50%, 07/01/04 ..............................    1,000,000     1,018,230
     Hayes Wheels International, Inc.
      11.00%, 07/15/06 .............................    1,000,000     1,115,000
     Lear Seating
      8.25%, 02/01/02. .............................    1,000,000     1,006,250
                                                                     ----------
                                                                      4,214,480
                                                                     ----------
  BEVERAGES & BOTTLING (1.1%)
     Canandaigua Wine, Inc.
      8.75%, 12/15/03 ..............................    1,000,000     1,035,000
                                                                     ----------

  CABLE (2.8%)
     Adelphia Communications Series B
      9.25%, 10/01/02 ..............................    1,500,000     1,597,500
     Fundy Cable Ltd.
      11.00%, 11/15/05 .............................    1,000,000     1,065,000
                                                                     ----------
                                                                      2,662,500
                                                                     ----------



    The accompanying notes are an integral part of the financial statements.

                          LIPPER HIGH INCOME BOND FUND
                      PORTFOLIO OF INVESTMENTS--(CONTINUED)
                                DECEMBER 31, 1998

                                                          FACE
                                                         AMOUNT        VALUE+
                                                       ----------    ----------
  CAPITAL GOODS, EQUIPMENT & OTHER MANUFACTURING (3.6%)
     American Standard .............................
      10.875%, 05/15/99 ............................   $  500,000   $  508,750
     American Standard
      7.125%, 02/15/03 .............................      500,000      506,875
     Communications & Power Industries, Series B
      12.00%, 08/01/05 .............................      625,000      651,562
     International Knife & Saw, Inc.
      11.375%, 11/15/06 ............................      750,000      772,500
     Mark IV Industries Inc.
      7.75%, 04/01/06 ..............................    1,000,000      981,700
                                                                    ----------
                                                                     3,421,387
                                                                    ----------
  CHEMICALS (1.0%)
  ++ Huntsman Corp.
      9.50%, 07/01/07 ..............................    1,000,000    1,000,000
                                                                    ----------

  CONSUMER PRODUCTS (2.7%)
     Herff Jones, Inc.
      11.00%, 08/15/05 .............................      750,000      817,500
     Selmer Co., Inc.
      11.00%, 05/15/05 .............................      750,000      802,500
     Werner Holdings Co., Series A
      10.00%, 11/15/07 .............................    1,000,000      995,000
                                                                    ----------
                                                                     2,615,000
                                                                    ----------
  ELECTRIC UTLITIES (4.0%)
     AES Corp.
      8.375%, 08/15/07 .............................    1,125,000    1,136,250
     Calenergy Co. Inc.
      9.50%, 09/15/06 ..............................    1,000,000    1,115,000
     Cogentrix Energy Inc.
      8.10%, 03/15/04 ..............................    1,000,000    1,034,130
     Niagara Mohawk Power Corp., Series E
      7.375%, 07/01/03 .............................      500,000      512,555
                                                                    ----------
                                                                     3,797,935
                                                                    ----------
  ENTERTAINMENT (2.7%)
     J Seagram & Sons
      6.25%, 12/15/01..                                   500,000      498,005
  ++ Park Place Entertainment
      7.875%, 12/15/05                                  1,000,000    1,006,250
     Premier Parks
      12.00%, 08/15/03                                  1,000,000    1,087,500
                                                                    ----------
                                                                     2,591,755
                                                                    ----------




    The accompanying notes are an integral part of the financial statements.

                          LIPPER HIGH INCOME BOND FUND
                      PORTFOLIO OF INVESTMENTS--(CONTINUED)
                                DECEMBER 31, 1998

                                                          FACE
                                                         AMOUNT        VALUE+
                                                       ----------    ----------
  ENVIRONMENTAL SERVICES (2.1%)
  ++ Allied Waste N.A.
      7.375%, 01/01/04 .............................      500,000     $  507,500
  ++ Allied Waste N.A.
      7.625%, 01/01/06 .............................      500,000        507,500
  ++ Allied Waste N.A.
      7.875%, 01/01/09 .............................    1,000,000      1,015,000
                                                                      ----------
                                                                       2,030,000
                                                                      ----------

  FINANCIAL INSTITUTIONS (2.7%)
     DVI, Inc.
      9.875%, 02/01/04 .............................      500,000        486,250
     Navistar Financial Corp., Series B
      9.00%, 06/01/02 ..............................    1,000,000      1,040,000
     Reliance Group Holdings
      9.75%, 11/15/03 ..............................    1,000,000      1,042,500
                                                                      ----------
                                                                       2,568,750
                                                                      ----------

  FOOD & FOOD SERVICES (3.0%)
     Host Mar Travel Plaza, Class B
      9.50%, 05/15/05 ..............................    1,000,000      1,045,000
     Keebler Corp.
      10.75%, 07/01/06 .............................      500,000        567,500
     Rykoff Sexton, Inc.
      8.875%, 11/01/03 .............................      251,000        261,040
     SC International Services, Series B
      9.25%, 09/01/07 ..............................    1,000,000      1,005,000
                                                                      ----------
                                                                      2,878,540
                                                                      ----------

  HEALTHCARE SERVICES & RELATED (3.7%)
     Columbia/HCA Healthcare
      6.41%, 06/15/00 ..............................    1,000,000        990,820
     Healthsouth Corp.
      9.50%, 04/01/01 ..............................      500,000        515,000
     Quorum Health Group, Inc.
      8.75%, 11/01/05 ..............................    1,000,000        960,000
     Tenet Healthcare
      8.625%, 01/15/07 .............................    1,000,000      1,045,000
                                                                      ----------
                                                                       3,510,820
                                                                      ----------






    The accompanying notes are an integral part of the financial statements.

                          LIPPER HIGH INCOME BOND FUND
                      PORTFOLIO OF INVESTMENTS--(CONTINUED)
                                DECEMBER 31, 1998

                                                          FACE
                                                         AMOUNT         VALUE+
                                                       ----------     ----------
  HOMEBUILDING & BUILDING MATERIALS (6.3%)
     Kaufman & Broad Home
      9.375%, 05/01/03 .............................   $1,000,000     $1,018,750
     NVR, Inc.
      8.00%, 06/01/05 ..............................    1,000,000        985,000
     Nortek, Inc.
      9.875%, 03/01/04 .............................    1,000,000      1,047,500
     Republic Group Inc.
      9.50%, 07/15/08 ..............................    1,000,000        980,000
     Toll Brothers Corp.
      9.50%, 03/15/03 ..............................    1,000,000      1,030,000
     U.S. Home Corp.
      7.95%, 03/01/01 ..............................    1,000,000      1,000,000
                                                                      ----------
                                                                        6,061,25
                                                                      ----------

  HOTELS (2.1%)
     HMH Properties, Series A
      7.875%, 08/01/05 .............................    1,250,000      1,246,875
     Red Roof Inns, Inc.
      9.625%, 12/15/03 .............................      750,000        766,875
                                                                      ----------
                                                                       2,013,750
                                                                      ----------
  METALS (1.0%) Ivaco, Inc.
      11.50%, 09/15/05 .............................    1,000,000        975,000
                                                                      ----------

 OIL & GAS (7.7%)
     Gulf Canada Resources Ltd.
      9.25%, 01/15/04 ..............................    1,000,000      1,004,930
     Nuevo Energy Co.
      9.50%, 04/15/06 ..............................    1,000,000        995,000
     Ocean Energy Inc., (United Meridian)
      10.375%, 10/15/05 ............................    1,000,000      1,035,000
     Pride Petroleum Services, Inc.
      9.375%, 05/01/07 .............................    1,000,000        935,000
     Seagull Energy Corp.
      8.625%, 08/01/05 .............................      750,000        753,750
     Tubscope, Inc.
      7.50%, 02/15/08 ..............................      500,000        473,825
     Veritas DGC, Inc.
      9.75%, 10/15/03 ..............................    1,000,000      1,020,000
     Vintage Petroleum
      9.00%, 12/15/05 ..............................    1,250,000      1,221,875
                                                                      ----------
                                                                       7,439,380
                                                                      ----------




    The accompanying notes are an integral part of the financial statements.

                          LIPPER HIGH INCOME BOND FUND
                      PORTFOLIO OF INVESTMENTS--(CONTINUED)
                                DECEMBER 31, 1998

                                                          FACE
                                                         AMOUNT        VALUE+
                                                       ----------    ----------
  PAPER & FOREST PRODUCTS (3.5%)
     Boise Cascade Co.
      9.85%, 06/15/02 ..............................   $1,000,000    $1,081,610
     Buckeye Cellulose Corp.
      8.50%, 12/15/05 ..............................      250,000       261,250
     Container Corp. of America, Series A
      11.25%, 05/01/04 .............................    1,000,000     1,045,000
     U.S. Timberlands
      9.625%, 11/15/07 .............................    1,000,000     1,015,000
                                                                     ----------
                                                                      3,402,860
                                                                     ----------
  PRINTING (1.1%)
   ++ Big Flower Press Holdings
      8.625%, 12/01/08 .............................    1,000,000     1,005,000
                                                                      ---------
  PUBLISHING (2.2%)
     Hollinger International, Inc.
      9.25%, 02/01/06 ..............................      783,000       826,065
     K-III Communications Corp.
      10.25%, 06/01/04 .............................    1,250,000     1,325,000
                                                                     ----------
                                                                      2,151,065
                                                                     ----------
  RETAILERS (3.3%)
     Ann Taylor Inc.
      8.75%, 06/15/00 ..............................    1,000,000     1,013,750
     Leslies Poolmart
      10.375%, 07/15/04 ............................    1,000,000     1,035,000
     Southland Corp.
      5.00%, 12/15/03 ..............................      500,000       442,500
     Southland Corp., Series A
      4.50%, 06/15/04 ..............................      750,000       637,500
                                                                     ----------
                                                                      3,128,750
                                                                     ----------
  TECHNOLOGY (4.1%)
     Amphenol Corp.
      9.875%, 05/15/07 .............................    1,000,000     1,040,000
     Plantronics, Inc.
      10.00%, 01/15/01 .............................    1,825,000     1,870,625
  ++ Worldwide Fiber Inc.
      12.50%, 12/15/05 .............................    1,000,000     1,010,000
                                                                     ----------
                                                                      3,920,625
                                                                     ----------





    The accompanying notes are an integral part of the financial statements.

                          LIPPER HIGH INCOME BOND FUND
                      PORTFOLIO OF INVESTMENTS--(CONTINUED)
                                DECEMBER 31, 1998

                                                          FACE
                                                         AMOUNT        VALUE+
                                                       ----------   -----------
  TELECOMMUNICATIONS (5.4%)
  ++ Filtronic plc (United Kingdom)
      10.00%, 12/01/05 .............................   $1,000,000   $ 1,007,500
     Intermedia Communications, Series B
      8.875%, 11/01/07 .............................    1,250,000     1,212,500
     Level 3 Communications Inc.
      9.125%, 05/01/08 .............................    1,000,000       997,500
     Psinet Inc., Series B
      10.00%, 02/15/05 .............................    1,000,000       995,000
     Verio Inc.
      10.375%, 04/01/05 ............................    1,000,000       985,000
                                                                     ----------
                                                                      5,197,500
                                                                     ----------

  TEXTILE/APPAREL MANUFACTURING (2.4%)
     Pillowtex Corp.
      10.00%, 11/15/06 .............................    1,250,000     1,343,750
     WestPoint Stevens
      7.875%, 06/15/05 .............................    1,000,000     1,017,500
                                                                     ----------
                                                                      2,361,250
                                                                     ----------

  TRANSPORTATION (4.0%)
  ++ Cenargo International plc (United Kingdom)
      9.75%, 06/15/08. .............................      750,000       708,750
     Continental Airlines, Inc.
      8.00%, 12/15/05 ..............................    1,000,000     1,013,700
     Sea Containers Ltd.
      9.50%, 07/01/03 ..............................      750,000       776,250
     Sea Containers Ltd.
      12.50%, 12/01/04 .............................    1,250,000     1,381,250
                                                                     ----------
                                                                       3,879,95
                                                                     ----------
  TOTAL CORPORATE BONDS (84.9%) (COST $81,447,541)                   81,590,047
                                                                     ----------




    The accompanying notes are an integral part of the financial statements.

                          LIPPER HIGH INCOME BOND FUND
                      PORTFOLIO OF INVESTMENTS--(CONTINUED)
                                DECEMBER 31, 1998

                                                          FACE
                                                         AMOUNT        VALUE+
                                                       ----------    ----------
  CONVERTIBLE BONDS (2.9%)
  CAPITAL GOODS, EQUIPMENT & OTHER
   MANUFACTURING (0.8%)
     Mark IV Industries, Inc.
      4.75%, 11/01/04 ..............................   $  250,000    $  201,015
   ++Thermo Electron Corp.
      4.25%, 01/01/03 ..............................      625,000       562,113
                                                                     ----------
                                                                        763,128
                                                                     ----------

  HEALTHCARE SERVICES & RELATED (0.3%)
     Novacare, Inc.
      5.50%, 01/15/00 ..............................      375,000       305,156
                                                                     ----------

  PRINTING (0.9%)
     Mail-Well Inc.
      5.00%, 11/01/02 ..............................    1,000,000       895,000
                                                                     ----------

  RETAILERS (0.9%)
     Nine West Group
      5.50%, 07/15/03 ..............................    1,125,000       887,524
                                                                     ----------
  TOTAL CONVERITBLE BONDS (2.9%) (COST $3,138,632)                    2,850,808
                                                                     ----------
  SHORT-TERM INVESTMENT (9.6%)
  REPURCHASE AGREEMENTS (9.6%)
     Chase  Securities,   Inc.,  4.45%,  dated  12/31/98,  due  1/04/99,  to  be
     repurchased at $9,186,540, collateralized by $5,525,000 U.S. Treasury Bond 11.25%, due 02/15/15, valued at $9,378,537
     (COST $9,182,000) ............................    $9,182,000   $ 9,182,000
                                                                    ------------
  TOTAL INVESTMENTS (97.4%) (COST $93,768,173) .....                 93,622,855
  OTHER ASSETS AND LIABILITIES (2.6%) ..............                  2,503,994
                                                                    -----------
  NET ASSETS (100%) ................................                $96,126,849
                                                                    ===========
----------
 + See Note A to Financial Statements.
++ 144A Security. Certain conditions for public sale may exist.


  The accompanying notes are an integral part of the financial statements.

                             LIPPER HIGH INCOME BOND
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1998

ASSETS:
 Investments, at value (Cost $84,586,173) .......................   $84,440,855
 Repurchase Agreement (Cost $9,182,000) .........................     9,182,000
 Cash ...........................................................           908
 Interest Receivable ............................................     1,673,792
 Receivable for Investments Sold ................................     1,081,556
 Deferred Organization Costs ....................................        42,285
 Receivable for Fund Shares Sold ................................         2,692
 Prepaid Assets .................................................        15,020
                                                                    -----------
    TOTAL ASSETS ................................................    96,439,108
                                                                    -----------

LIABILITIES:
 Dividends Payable--Premier Shares ..............................       155,478
 Dividends Payable--Retail Shares ...............................         2,925
 Investment Advisory Fees Payable ...............................        50,051
 Distribution Fees Payable-- Retail Shares ......................        20,833
 Administrative Fees Payable ....................................        17,628
 Shareholder Servicing Fees Payable--Group Retirement
   Plan Shares ..................................................        17,354
 Directors' Fees Payable ........................................         4,624
 Custodian Fees Payable .........................................         2,608
 Other Liabilities ..............................................        40,758
                                                                    -----------
    TOTAL LIABILITIES ...........................................       312,259
                                                                    -----------
NET ASSETS ......................................................   $96,126,849
                                                                    ===========

NET ASSETS CONSIST OF:
 Paid in Captial ................................................   $98,345,176
 Accumulated Net Realized Loss ..................................    (2,073,009)
 Unrealized Depreciation on Investments .........................      (145,318)
                                                                    -----------
                                                                    $96,126,849
                                                                    ===========

PREMIER SHARES:
 Net Assets .....................................................   $85,662,044
 Shares Issued and Outstanding ($.001 par value)
   (Authorized 3,333,333,333) ...................................     8,946,645
 Net Asset Value, Offering and Redemption Price Per Share .......   $      9.57
                                                                    ===========

RETAIL SHARES:
 Net Assets .....................................................   $ 5,949,598
 Shares Issued and Outstanding ($.001 par value)
   (Authorized 3,333,333,333) ...................................       621,869
 Net Asset Value, Offering and Redemption Price Per Share .......   $      9.57
                                                                    ===========

GROUP RETIREMENT PLAN SHARES:
 Net Assets .....................................................   $ 4,515,207
 Shares Issued and Outstanding ($.001 par value)
   (Authorized 3,333,333,333) ...................................       471,992
 Net Asset Value, Offering and Redemption Price Per Share .......   $      9.57
                                                                    ===========


The accompanying notes are an integral part of the financial statements.

                          LIPPER HIGH INCOME BOND FUND
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
 Interest ............................................               $8,742,616
                                                                     ----------
EXPENSES
 Investment Advisory Fees
  Basic Fee ..........................................  $ 690,487
  Less: Fee Waived ...................................   (137,400)      553,087
                                                        ---------
 Administrative Fees .................................                  204,009
 Registration and Filing Fees ........................                   31,976
 Professional Fees ...................................                   28,946
 Amortization of Organization Costs ..................                   18,779
 Directors' Fees .....................................                   17,555
 Distribution Fees-- Retail Shares ...................                   14,372
 Custodian Fees ......................................                   13,107
 Servicing Fees-- Group Retirement Plan Shares .......                   10,423
 Other Expenses ......................................                   55,376
                                                                     ----------
   Total Expenses ....................................                  947,630
                                                                     ----------
   NET INVESTMENT INCOME .............................                7,794,986
                                                                     ----------
NET REALIZED LOSS FROM:
 Investments sold ....................................               (2,058,188)
                                                                     ----------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION:
 Investments .........................................               (2,393,395)
                                                                     ----------
TOTAL NET REALIZED LOSS AND NET CHANGE IN
 UNREALIZED APPRECIATION/DEPRECIATION ................               (4,451,583)
                                                                     ----------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS ...........................               $3,343,403
                                                                     ==========



    The accompanying notes are an integral part of the financial statements.

                          LIPPER HIGH INCOME BOND FUND
                       STATEMENT OF CHANGES IN NET ASSETS
                                                                       YEAR ENDED       YEAR ENDED
                                                                       DECEMBER 31,     DECEMBER 31,
                                                                           1998             1997
                                                                       -----------     ------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
 Net Investment Income .............................................   $ 7,794,986     $  8,900,319
 Net Realized Gain/Loss ............................................    (2,058,188)       2,631,435
 Net Change in Unrealized Appreciation/Depreciation ................    (2,393,395)        (295,674)
                                                                       -----------     ------------
   Net Increase in Net Assets Resulting from Operations ............     3,343,403       11,236,080
                                                                       -----------     ------------
DISTRIBUTIONS:
PREMIER SHARES:
 From net investment income ........................................    (6,980,439)      (8,415,284)
 Return of Capital .................................................      (123,963)             --
 From net realized gains ...........................................      (288,220)      (2,140,829)

RETAIL SHARES:
 From net investment income ........................................      (471,618)        (228,895)
 Return of Capital .................................................       (11,680)             --
 From net realized gains ...........................................       (22,238)        (120,871)

GROUP RETIREMENT PLAN SHARES:
 From net investment income ........................................      (342,929)        (248,840)
 Return of Capital .................................................       (12,575)             --
 From net realized gains ...........................................       (14,885)         (88,296)
                                                                       -----------     ------------
   Total Distributions .............................................    (8,268,547)     (11,243,015)
                                                                       -----------     ------------
CAPITAL SHARE TRANSACTIONS (NOTES G AND H):
PREMIER SHARES:
 Issued -- Regular .................................................    16,399,322       22,290,649
        -- Distributions Reinvested ................................     5,630,833        8,673,740
 Redeemed ..........................................................    17,169,754)     (48,895,579)
                                                                       -----------     ------------
   Net Increase (Decrease) from Premier Shares .....................     4,860,401      (17,931,190)
                                                                       -----------     ------------
RETAIL SHARES:
 Issued -- Regular .................................................     2,991,781        3,993,908
        -- Distributions Reinvested ................................       460,384          292,126
 Redeemed ..........................................................    (1,853,051)        (327,954)
                                                                       -----------     ------------
   Net Increase from Retail Shares .................................     1,599,114        3,958,080
                                                                       -----------     ------------
GROUP RETIREMENT PLAN SHARES:
 Issued -- Regular .................................................     1,668,959        1,773,908
        -- Distributions Reinvested ................................       370,479          337,135
 Redeemed ..........................................................      (813,119)        (752,919)
                                                                       -----------     ------------
   Net Increase from Group Retirement Plan Shares Transactions .....     1,226,319        1,358,124
                                                                       -----------     ------------
Net Increase (Decrease) in Net Assets From Capital
     Share Transactions ...........................................      7,685,834      (12,614,986)
                                                                       -----------     ------------
 Total Increase (Decrease) .........................................     2,760,690      (12,621,921)
                                                                       -----------     ------------

NET ASSETS:
 Beginning of Year .................................................    93,366,159      105,988,080
                                                                       -----------     ------------
 End of Year .......................................................    96,126,849     $ 93,366,159
                                                                       ===========     ============


    The accompanying notes are an integral part of the financial statements.



                          LIPPER HIGH INCOME BOND FUND
                              FINANCIAL HIGHLIGHTS
                      SELECTED PER SHARE DATA & RATIOS (3)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                            PREMIER        PREMIER        PREMIER        RETAIL         RETAIL
                                                            SHARES         SHARES         SHARES         SHARES         SHARES
                                                          -----------    -----------    -----------    -----------    -----------
                                                                                          APRIL 1,
                                                           YEAR ENDED     YEAR ENDED    1996** to      YEAR ENDED     YEAR ENDED
                                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                             1998           1997           1996           1998           1997
                                                          -----------    -----------    -----------    -----------    -----------
NET ASSET VALUE, BEGINNING OF PERIOD ..................     $10.11         $10.18         $10.00         $10.11         $10.18
                                                           -------        -------       --------         ------         ------
Income From Investment Operations:
  Net Investment Income (1) ...........................       0.84           0.91           0.68           0.82           0.84
  Net Realized and Unrealized Gain
   on Investments .....................................      (0.48)          0.19           0.21          (0.49)          0.23
                                                           -------        -------       --------         ------         ------
     Total From Investment Operations .................       0.36           1.10           0.89           0.33           1.07
                                                           -------        -------       --------         ------         ------

Distributions:
  Net Investment Income ...............................      (0.86)         (0.91)         (0.68)         (0.83)         (0.88)
  Return of Capital ...................................        -- +           --             --             -- +           --
  Net Realized Gain ...................................      (0.04)         (0.26)         (0.03)         (0.04)         (0.26)
                                                           -------        -------       --------         ------         ------
     Total Distributions ..............................      (0.90)         (1.17)         (0.71)         (0.87)         (1.14)
                                                           -------        -------       --------         ------         ------
NET ASSET VALUE, END OF PERIOD ........................     $ 9.57         $10.11         $10.18         $ 9.57         $10.11
                                                            ======         ======         ======         ======         ======
TOTAL RETURN (2) ......................................       3.61%         11.22%          9.23%          3.36%         10.97%
                                                            ======         ======         ======         ======         ======

Ratios and Supplemental Data:

 Net Assets, End of Period (000's) ....................    $85,662        $85,151       $102,945         $5,950         $4,697
Ratios After Expense Waiver and/or Reimbursement:
 Expenses to Average Net Assets .......................       1.00%          1.00%          1.00%*         1.25%          1.25%
 Net Investment Income to Average Net Assets ..........       8.50%          8.58%          9.01%*         8.12%          8.31%

Ratios Before Expense Waiver and/or Reimbursement:
 Expenses to Average Net Assets .......................       1.15%          1.16%          1.27%*         1.40%          1.41%
 Net Investment Income to Average Net Assets ..........       8.35%          8.42%          8.74%*         7.97%          8.15%
Portfolio Turnover Rate ...............................        110%           105%            74%           110%           105%


                                                                          GROUP         GROUP         GROUP
                                                                        RETIREMENT    RETIREMENT    RETIREMENT
                                                            RETAIL         PLAN          PLAN          PLAN
                                                            SHARES        SHARES        SHARES        SHARES
                                                          -----------   -----------   -----------  ------------
                                                           APRIL 11,                                 APRIL 12,
                                                          1996*** to    YEAR ENDED    YEAR ENDED    1996*** to
                                                          DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                             1996          1998          1997          1996
                                                          -----------   -----------   -----------   -----------
NET ASSET VALUE, BEGINNING OF PERIOD ..................     $ 9.91        $10.11        $10.18        $ 9.93
                                                            ------        ------        ------        ------
Income From Investment Operations:
  Net Investment Income (1) ...........................       0.62          0.80          0.85          0.62
  Net Realized and Unrealized Gain
   on Investments .....................................       0.34         (0.47)         0.22          0.32
                                                            ------        ------        ------        ------
     Total From Investment Operations .................       0.96          0.33          1.07          0.94
                                                            ------        ------        ------        ------

Distributions:
  Net Investment Income ...............................      (0.66)        (0.83)        (0.88)        (0.66)
  Return of Capital ...................................         --           -- +          --            --
  Net Realized Gain ...................................      (0.03)        (0.04)        (0.26)        (0.03)
                                                            ------        ------        ------        ------
     Total Distributions ..............................      (0.69)        (0.87)        (1.14)        (0.69)
                                                            ------        ------        ------        ------
NET ASSET VALUE, END OF PERIOD ........................     $10.18        $ 9.57        $10.11        $10.18
                                                            ======        ======        ======        ======
TOTAL RETURN (2) ......................................      10.04%         3.37%        10.96%         9.78%
                                                            ======        ======        ======        ======

Ratios and Supplemental Data:

 Net Assets, End of Period (000's) ....................       $845        $4,515        $3,518        $2,198
Ratios After Expense Waiver and/or Reimbursement:
 Expenses to Average Net Assets .......................       1.25%*        1.25%         1.25%         1.25%*
 Net Investment Income to Average Net Assets ..........       8.95%*        8.13%         8.32%         8.91%*

Ratios Before Expense Waiver and/or Reimbursement:

 Expenses to Average Net Assets .......................       1.59%*        1.40          1.41%         1.55%*
 Net Investment Income to Average Net Assets ..........       8.61%*        7.98%         8.16%         8.61%*
Portfolio Turnover Rate ...............................         74%          110%          105%           74%

----------
*     Annualized
**    Commencement of Fund operations
***   Initial offering of shares by the Fund
 +    Amount represents less than $0.01 per share

(1) The effect to net investment income per share of voluntarily waived fees and reimbursed expenses was:

                                                                YEAR ENDED                 YEAR ENDED               PERIOD ENDED
                                                             DECEMBER 31, 1998          DECEMBER 31, 1997         DECEMBER 31, 1996
                                                             -----------------          -----------------         -----------------
               Premier Shares ...............................      $0.01                      $0.02                     $0.02
               Retail Shares ................................      $0.01                      $0.02                     $0.02
               Group Retirement Plan Shares .................      $0.01                      $0.02                     $0.02

(2) Total return would have been lower had the Adviser not waived or reimbursed certain expenses during the periods shown. Total returns for periods of less than one year are not annualized.

(3) The per share data shown does not reflect adjustments to undistributed net investment income due to book/tax differences.


    The accompanying notes are an integral part of the financial statements.

                          LIPPER HIGH INCOME BOND FUND
                          NOTES TO FINANCIAL STATEMENTS

     The Lipper Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 as an open-end management investment company and was incorporated on August 22, 1995. As of December 31, 1998 the Company was comprised of three diversified portfolios: Lipper High Income Bond Fund, Lipper U.S. Equity Fund, and Prime Lipper Europe Equity Fund. These financial statements pertain to Lipper High Income Bond Fund only. The financial statements of the remaining Funds are presented separately. The Company offers the shares of each Fund in three classes: Premier Shares, Retail Shares and Group Retirement Plan Shares. The Lipper High Income Bond Fund (the "Fund") was funded as a registered investment company on April 1, 1996 with a contribution of securities from a corresponding limited partnership (see Note G).

     The Lipper High Income Bond Fund seeks high current income by investing primarily in high yield securities with maturities of less than 10 years.

A. SIGNIFICANT ACCOUNTING POLICIES. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     1. SECURITY VALUATION: Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

     2. FEDERAL INCOME TAXES: It is the Fund's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

     At December 31, 1998 the cost of investments and unrealized appreciation (depreciation) of investments for Federal income tax purposes were:

                                                                   NET
          COST          APPRECIATION       (DEPRECIATION)      DEPRECIATION
       -----------      ------------        ------------       ------------
       $93,768,173        $974,183          $(1,119,501)        $(145,318)

     3. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which it lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is market-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     4. DISTRIBUTIONS TO SHAREHOLDERS: The Fund intends to distribute substantially all of its net investment income monthly. Net realized capital gains, if any, will be distributed at least annually by the Fund. All distributions are recorded on the ex-dividend date.

     Income and capital gains distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles.

     Permanent book and tax differences between U.S. federal income tax regulations and generally accepted accounting principles may result in reclassifications to undistributed or distributions in excess of net investment income (loss), undistributed realized net gain (loss) and paid in capital.

     For the year ended December 31, 1998, such adjustments resulted from differing book and tax treatment of non-deductible organization expenses and a return of capital to shareholders.

                          LIPPER HIGH INCOME BOND FUND
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)


     At December 31, 1998 the Fund had a capital loss carryforward of $1,440,232 available to offset future capital gains through December 31, 2006. To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryforward period as provided by U.S. Federal Income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

     5. ORGANIZATION COSTS: Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

     6. OTHER: Securities transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Expenses of the Company, which are not directly attributable to a Fund, are allocated among the Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. The Company has a $20 million line of credit with The Chase Manhattan Bank which is available to meet temporary cash needs of the Company. The Company pays a commitment fee for this line of credit.


B. ADVISORY SERVICES: Lipper & Company, L.L.C. (the "Adviser") serves as the investment adviser to the Fund. Under the terms of the Investment Advisory Agreement (the "Agreement"), the Adviser provides investment advisory services for a fee calculated at an annual rate of 0.75% of the Fund's average daily net assets. From time to time, the Adviser may voluntarily waive, for a period of time, all or a portion of the fee to which it is entitled under its Agreement with the Fund. Until further notice, the Adviser has agreed to voluntarily waive fees and reimburse expenses to the extent necessary to maintain an annual operating expense ratio to net assets of not more than the following:

                                                          GROUP
         PREMIER SHARES       RETAIL SHARES      RETIREMENT PLAN SHARES
         --------------       -------------      ----------------------
              1.00%               1.25%                   1.25%

C. ADMINISTRATIVE SERVICES: Chase Global Funds Services Company, a wholly owned subsidiary of The Chase Manhattan Bank ("Chase"), serves as the Company's administrator (the "Administrator") pursuant to an Administrative Agreement. Under the Administrative Agreement, the Administrator provides administrative, fund accounting, dividend disbursing and transfer agent services to the Company. As compensation for its services, the Company pays the Administrator a monthly fee at the annual rate of 0.20% of the Company's average daily net assets up to and including $200 million; 0.10% of the Company's average daily net assets in excess of $200 million up to and including $400 million; and 0.05% of the Company's average daily net assets in excess of $400 million. The Fund is subject to a minimum annual fee of $70,000 per year. Under a separate agreement, Chase also acts as the Company's custodian for the Fund's assets.

D. DIRECTORS' FEES: The Company pays each Director who is not a director, officer or employee of the Adviser or any of its affiliates, a fee of $8,000 per annum plus $500 per quarterly meeting attended and reimbursements for expenses incurred in attending Board meetings.

E. DISTRIBUTION SERVICES: Lipper & Company, L.P., an affiliate of the Adviser, serves as the Company's distributor (the "Distributor"). The Distributor is entitled to receive an annual distribution fee payable from the net assets of the Fund's Retail Shares of up to 0.25% of the average daily net assets of such Fund's Retail Shares. The Company has entered into shareholder servicing agreements with respect to the Fund's Group Retirement Plan Shares. Under such servicing agreements, each servicing agent will be entitled to receive from the net assets of the Fund's Group Retirement Plan Shares, an annual servicing fee of up to 0.25% of the average daily net assets of such Fund's Group Retirement Plan Shares for certain support services which supplement the services provided by the Company's administrator and transfer agent.

F. PURCHASES AND SALES: For the year ended December 31, 1998, the cost of purchases and proceeds of sales for investment securities other than long-term U.S. Government and short-term securities were:

                      PURCHASES                 SALES
                     -----------             -----------
                     $95,063,506             $94,121,519

                          LIPPER HIGH INCOME BOND FUND
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

     There were no purchases or sales long-term of U.S. Government securities.

G. LIMITED PARTNERSHIP TRANSFER: The Fund was formed as a successor investment vehicle for a limited partnership (a "Partnership") for which Lipper & Company, L.P., an affiliate of the Adviser, acted as general partner and investment adviser since inception. On April 1, 1996, the Fund exchanged Premier Shares for portfolio securities of the Partnership (the "Transfer"). Premier Shares issued by the Fund in the Transfer were issued at the net asset value of Premier Shares prior to the Transfer. Premier Shares received in the Transfer have been distributed to the Partnership's limited partners who elected to participate in the Transfer. Securities valued at $74,518,234 at the date of Transfer with unrealized appreciation of $337,368 were contributed to the Fund on a tax-free basis. To the extent that the Fund acquired securities in the Transfer that had appreciated in value from the date originally acquired by its corresponding Partnership, the Transfer may have adverse tax consequences to investors who subsequently acquire shares of the Fund.

H. OTHER: Capital share transactions for the Fund, by class of shares, were as follows:

                                             YEAR ENDED           YEAR ENDED
                                          DECEMBER 31, 1998    DECEMBER 31, 1997
                                          -----------------    -----------------

PREMIER SHARES:
Issued--Regular .........................   1,673,871             2,177,661
        Distributions Reinvested ........     569,763               847,370
Redeemed ................................  (1,716,828)           (4,718,897)
                                           ----------            ----------
Net Increase (Decrease) .................     526,806            (1,693,866)
                                           ----------            ----------
RETAIL SHARES:
Issued--Regular .........................     296,524               385,019
        Distributions Reinvested ........      46,722                28,585
Redeemed ................................    (186,151)              (31,845)
                                           ----------            ----------
Net Increase ............................     157,095               381,759
                                           ----------            ----------

GROUP RETIREMENT PLAN SHARES:
Issued--Regular .........................     167,761               171,458
        Distributions Reinvested ........      37,540                32,968
Redeemed ................................     (81,410)              (72,343)
                                           ----------            ----------
Net Increase ............................     123,891               132,083
                                           ----------            ----------

I. OTHER: At December 31, 1998, the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares for the Fund was as follows:

                                           NO. OF              %
                                        SHAREHOLDERS       OWNERSHIP
                                        ------------       ---------
        Premier Shares ...............        1              11.5%
        Retail Shares ................        1              12.9%
        Group Retirement Shares ......        3              85.4%

     Transactions by shareholders having a significant ownership percentage of a Fund could have an impact on other shareholders of the Fund.

     The Fund currently invests in high yield lower grade debt. The market values of these higher yielding debt securities tend to be more sensitive to economic conditions and individual corporate developments than do higher rated securities.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Lipper High Income Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Lipper High Income Bond Fund (one of the Funds constituting The Lipper Funds, Inc., hereinafter referred to as the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
February 22 1999

================================================================================

                   FEDERAL INCOME TAX INFORMATION (UNAUDITED)

     Lipper High Income Bond Fund hereby designates $325,343 as 20% long-term capital gain dividends for the purpose of the dividend paid deduction on the Fund's Federal income tax return.

BOARD OF DIRECTORS                 KENNETH LIPPER
--------------------------------   Director, President and Chairman

                                   ABRAHAM BIDERMAN
                                   Director, Executive Vice President,
                                   Secretary and Treasurer

                                   STANLEY BREZENOFF
                                   Director

                                   MARTIN MALTZ
                                   Director

                                   IRWIN RUSSELL
                                   Director

INVESTMENT ADVISER                 Lipper & Company, L.L.C.
--------------------------------   101 Park Avenue, 6th floor
                                   New York, NY 10178
                                   (212) 883-6333

ADMINISTRATOR AND                  Chase Global Funds Services Company
--------------------------------   73 Tremont  Street,  9th floor
TRANSFER AGENT                     Boston, MA 02108
                                   1-800-LIPPER9

CUSTODIAN                          The Chase Manhattan Bank
--------------------------------   770 Broadway
                                   New York, NY 10003

LEGAL COUNSEL                      Simpson Thacher & Bartlett
--------------------------------   425 Lexington Avenue
                                   New York, NY 10017

INDEPENDENT ACCOUNTANTS            PricewaterhouseCoopers LLP
--------------------------------   1177 Avenue of the Americas
                                   New York, NY 10036

                                                          THE LIPPER FUNDS, INC.

                                                         LIPPER U.S. EQUITY FUND





                                  Annual Report
                                  ----------------------------------------------
                                                               December 31, 1998

                                TABLE OF CONTENTS

            Shareholder's Letter ......................   1-3

            Portfolio of Investments ..................     4

            Statement of Assets and Liabilities .......     5

            Statement of Operations ...................     6

            Statement of Changes in Net Assets ........     7

            Financial Highlights ......................     8

            Notes to Financial Statements .............  9-11

            Report of Independent Accountants .........    12

            Tax Information ...........................    12

THE LIPPER FUNDS, INC.                                             ANNUAL REPORT
Lipper U.S. Equity Fund                                        December 31, 1998

Dear Shareholder:

     We are pleased to present the Annual Report for the Lipper U.S. Equity Fund for the year ended December 31, 1998. The Lipper U.S. Equity Fund is one of three investment portfolios, together with the Prime Lipper Europe Equity Fund and the Lipper High Income Bond Fund, which comprise The Lipper Funds, Inc. Each of The Lipper Funds is made available to individual, institutional and group retirement plan investors through a separate class of shares. This report presents the financial statements and performance review of the Lipper U.S. Equity Fund for the year ended December 31, 1998.

                        PERFORMANCE AND PORTFOLIO REVIEW

     The Lipper U.S. Equity Fund (the "Fund") seeks to achieve long-term capital appreciation while preserving capital by investing primarily in a diversified portfolio of common stocks of issuers with market capitalizations in excess of $500 million. The Fund employs a value-oriented investment strategy and invests in stocks the investment adviser believes to be selling at prices below their inherent values.

     The U.S. equity markets experienced tremendous volatility in 1998. Although performance in the first half of the year was impressive, the equity markets experienced extreme price swings in the late summer and early fall of 1998. This volatility resulted from the ripple effect of Southeast Asia's economic and political crises, Russian defaults on sovereign debt, the forced unwinding of leverage by certain hedge funds and investors' fears of a global economic slowdown. As a result, a flight to quality ensued, benefiting U.S. Treasuries, and the Standard & Poor's 500 Index declined approximately 22% between mid-July and early October. In effect, the market lost approximately 75% of the gains achieved in the first half of the year. In response, between September 28, 1998 and November 17, 1998, the U.S. Federal Reserve implemented three interest rate cuts. These cuts, together with continued reports of low inflation, low unemployment and high consumer confidence, caused the equity markets to quickly rebound, resulting in a full recovery by year-end.

     The Lipper U.S. Equity Fund fared relatively well last year, with the Premier Shares generating a total return of 11.4%, net of fees and expenses, for the twelve-month period ended December 31, 1998. As a result of the tremendous volatility experienced in the late summer and early fall, the investment adviser made a strategic decision to preserve the capital of the Fund rather than risk significant potential losses in a highly volatile market under extreme pricing pressure. Consequently, the investment adviser increased the cash position of the Fund to 49% as of year-end and focused on the companies it believed to be best positioned to weather the unusual volatility. As a result,the Fund did not participate in the full recovery of the U.S. equity markets to the same degrees as some of its peers.

     In 1998, the U.S. Equity Fund benefited from its investments in leading companies in the banking and telecommunications industries. For example, the Fund benefited from its position in Chase Manhattan Corp., which integrated its merger with Chemical Bank smoothly and ahead of schedule. In addition, the Fund profited from its position in Hughes Electronics, which sucessfully increased its position in the satellite broadcasting industry(i.e., DirectTV).

     Our outlook for 1999 is positive. U.S. economic growth should remain moderate, unemployment low and inflationary pressure benign, providing a favorable environment for corporate America and the equity markets. Although global economic uncertainty may cause some volatility in 1999, we believe that the U.S. equity markets will be relatively stable, and money should continue to flow to those companies with reasonable valuations and strong earnings growth. As a result, the investment adviser has begun to reduce the Fund's cash position, which is currently at approximately 40%.

     Given current valuation levels of U.S. equities, our biggest challenge in 1999 will be to identify undervalued securities which offer attractive earnings growth prospects. We at Lipper & Company, L.L.C. remain dedicated to achieving superior long-term results while focusing on capital preservation. Therefore, we adhere to a rigorous and disciplined investment strategy designed to identify undervalued securities of outstanding companies that generate positive investment results under most market conditions.

     We hope you find the enclosed report informative. We very much appreciate your participation in The Lipper Funds, Inc.

                                          Sincerely,



                                          KENNETH LIPPER
                                          President and Chairman of the Board

                     THE LIPPER U.S. EQUITY FUND PERFORMANCE

           ------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                      FOR PERIODS ENDED DECEMBER 31, 1998*
           ------------------------------------------------------------
                                             1 YEAR    SINCE INCEPTION*
           ------------------------------------------------------------
           PREMIER SHARES                    11.35%         16.56%
           ------------------------------------------------------------
           RETAIL SHARES                     11.15%         16.42%
           ------------------------------------------------------------
           GROUP RETIREMENT PLAN SHARES      11.16%         16.43%
           ------------------------------------------------------------


                    LIPPER U.S. EQUITY FUND--PREMIER SHARES*+

                 Comparison of a $10,000 Investment in the Fund
                      with the Standard & Poor's 500 Index

                            PERIODS ENDED DECEMBER 31

--------------------------------------------------------------------------------

                                  LIPPER U.S.
                                  EQUITY FUND          S&P 500
                                PREMIUM SHARES          INDEX
                                --------------          ------
                01/02/96 .....      10,000              10,000
                12/31/96 .....      11,981              12,296
                12/31/97 .....      14,253              16,398
                12/31/98 .....      15,870              21,105

--------------------------------------------------------------------------------

     + The minimum investment for Premier Shares is $1,000,000.

     Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

     * This chart illustrates comparative performance of $10,000 invested in the Premier Shares of Lipper U.S. Equity Fund (the "Fund") versus the Standard & Poor's ("S&P") 500 Index from the commencement of the Fund's investment operations on January 2, 1996 to December 31, 1998. The Lipper U.S. Equity Fund's Retail and Group Retirement Plan Shares were introduced on January 4, 1996. Performance for the Fund's Retail and Group Retirement Plan Shares differs from the Fund's Premier Shares due to the different inception dates and the higher class specific expenses associated with the Retail and Group Retirement Plan Shares. The Fund's performance assumes the reinvestment of all dividends and distributions. Fee waivers and reimbursements are currently in effect for the Fund without which total returns would have been lower.

     The comparative S&P 500 Index has not been adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. The fees, if reflected, would reduce the performance. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.

     The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks. Please note that one cannot invest directly in an unmanaged index.

                             LIPPER U.S. EQUITY FUND
                            PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 1998

                                                           SHARES       VALUE
                                                           ------       -----
COMMON STOCKS (92.7%)
AEROSPACE/DEFENSE EQUIPMENT (8.7%)
  Lockheed Martin Corporation ........................     14,200     $1,203,450
                                                                     -----------
AGRICULTURAL BIOTECH/LIFE SCIENCES (11.8%)
  Monsanto Company ...................................     34,100      1,619,750
                                                                     -----------
BANKS-SUPER REGIONAL (5.3%)
  First Union Corp. ..................................     12,000        729,750
                                                                     -----------
BASIC MATERIALS (8.1%)
  E.I. du Pont de Nemours and Company ................     21,000      1,114,313
                                                                     -----------
ENERGY (1.1%)
  Schlumberger Ltd. ..................................      3,400        156,825
                                                                     -----------
INFORMATION TECHNOLOGY OUTSOURCING SERVICES (10.5%)
 * J.D. Edwards & Company ............................     50,700      1,438,613
                                                                     -----------
PHARMACEUTICALS (10.4%)
  American Home Products Corp. .......................     25,400      1,430,338
                                                                     -----------
TECHNOLOGY/COMPUTERS (13.7%)
  Compaq Computer Corp. ..............................     45,000      1,887,186
                                                                     -----------
TELECOMMUNICATIONS/SATELLITE (23.1%)
 * General Motors Corporation--Class H ...............     71,000      2,817,813
 * Loral Space & Communications ......................     20,000        356,250
                                                                     -----------
                                                                       3,174,063
                                                                     -----------
TOTAL COMMON STOCKS (COST $11,263,300) ...............                12,754,288
                                                                     -----------
SHORT-TERM INVESTMENTS (7.3%)
  Vista Prime Money Market Fund (Cost $1,000,000) ....  1,000,000      1,000,000
                                                                     -----------
TOTAL INVESTMENTS (100.0%) (COST $12,263,300) ........               $13,754,288
                                                                     ===========
----------
*  Non-Income Producing Security.


    The accompanying notes are an integral part of the financial statements.


                             LIPPER U.S. EQUITY FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1998

ASSETS:
 Investments, at value (Cost $12,263,300) ....................................  $13,754,288
 Cash ........................................................................   13,153,216
 Interest Receivable .........................................................        4,124
 Dividends Receivable ........................................................        1,538
 Receivable for Fund Shares Sold .............................................        1,440
 Deferred Organization Costs .................................................       37,648
 Prepaid Assets ..............................................................        4,761
                                                                                -----------
    TOTAL ASSETS .............................................................   26,957,015

LIABILITIES:
 Investment Advisory Fees Payable ............................................       11,114
 Administrative Fees Payable .................................................        6,441
 Distribution Fees Payable--Retail Shares ....................................        6,074
 Shareholder Servicing Fees Payable--Group Retirement Plan Shares ............        5,777
 Distribution Payable ........................................................        3,744
 Directors' Fees Payable .....................................................        1,258
 Custodian Fees Payable ......................................................        1,173
 Other Liabilities ...........................................................       15,884
                                                                                -----------
    TOTAL LIABILITIES ........................................................       51,465
                                                                                -----------
NET ASSETS ...................................................................  $26,905,550
                                                                                -----------


NET ASSETS CONSIST OF:
 Paid in Capital .............................................................  $24,079,733
 Accumulated Net Realized Gain ...............................................    1,334,829
 Unrealized Appreciation on Investments ......................................    1,490,988
                                                                                -----------
                                                                                $26,905,550
                                                                                ===========

PREMIER SHARES:
 Net Assets ..................................................................  $22,088,244
 Shares Issued and Outstanding ($.001 par value) (Authorized 3,333,333,333) ..    1,750,347
 Net Asset Value, Offering and Redemption Price Per Share ....................  $     12.62
                                                                                ===========

RETAIL SHARES:
 Net Assets ..................................................................  $ 1,307,708
 Shares Issued and Outstanding ($.001 par value) (Authorized 3,333,333,333) ..      103,634
 Net Asset Value, Offering and Redemption Price Per Share ....................  $     12.62
                                                                                ===========

GROUP RETIREMENT PLAN SHARES:
 Net Assets ..................................................................  $ 3,509,598
 Shares Issued and Outstanding ($.001 par value) (Authorized 3,333,333,333) ..      278,793
 Net Asset Value, Offering and Redemption Price Per Share ....................  $     12.59
                                                                                ===========


  The accompanying notes are an integral part of the financial statements.

                             LIPPER U.S. EQUITY FUND
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
 Dividends .............................................             $  343,242
 Interest ..............................................                205,182
 Less: Foreign Taxes Withheld ..........................                 (1,463)
                                                                     ----------
    TOTAL INCOME .......................................                546,961
                                                                     ----------

EXPENSES
 Investment Advisory Fees

  Basic Fee ............................................  $214,111
  Less: Fee Waived .....................................  (103,555)     110,556
                                                          --------
 Administrative Fees ...................................                 76,675
 Registration and Filing Fees ..........................                 32,464
 Amortization of Organization Costs ....................                 18,798
 Professional Fees .....................................                  9,199
 Servicing Fees - Group Retirement Plan Shares .........                  6,801
 Directors' Fees .......................................                  4,872
 Custodian Fees ........................................                  4,207
 Distribution Fees - Retail Shares .....................                  3,263
 Other Expenses ........................................                 20,123
                                                                     ----------
    Total Expenses .....................................                286,958
                                                                     ----------
    NET INVESTMENT INCOME ..............................                260,003
                                                                     ----------
NET REALIZED GAIN (LOSS) FROM:
 Investments sold ......................................              2,050,263
 Written Options .......................................               (125,299)
                                                                     ----------
TOTAL NET REALIZED GAIN ................................              1,924,964
                                                                     ----------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION:
 Investments ...........................................                (94,477)
                                                                     ----------
TOTAL NET REALIZED GAIN (LOSS) AND NET CHANGE IN
 UNREALIZED APPRECIATION/DEPRECIATION ..................              1,830,487
                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...             $2,090,490
                                                                     ==========


    The accompanying notes are an integral part of the financial statements.


                                                LIPPER U.S. EQUITY FUND
                                          STATEMENT OF CHANGES IN NET ASSETS

                                                                                 YEAR ENDED        YEAR ENDED
                                                                                DECEMBER 31,      DECEMBER 31,
                                                                                    1998              1997
                                                                                ------------      ------------
Increase (Decrease) in Net Assets Resulting From Operations:
 Net Investment Income ........................................................  $   260,003      $   184,492
 Net Realized Gain ............................................................    1,924,964        2,507,795
 Net Change in Unrealized Appreciation/Depreciation ...........................      (94,477)         (31,755)
                                                                                 -----------      -----------
   Net Increase in Net Assets Resulting from Operations .......................    2,090,490        2,660,532
                                                                                 -----------      -----------

Distributions:
Premier Shares:
 From net investment income ...................................................     (228,137)        (171,940)
 In excess of net investment income ...........................................      (16,622)             --
 From net realized gains ......................................................   (1,153,473)      (1,364,816)

Retail Shares:
 From net investment income ...................................................      (10,186)          (8,737)
 In excess of net investment income ...........................................         (514)             --
 From net realized gains ......................................................      (66,919)         (86,666)

Group Retirement Plan Shares:
 From net investment income ...................................................      (23,517)         (20,542)
 In excess of net investment income ...........................................       (8,718)             --
 From net realized gains ......................................................     (151,784)        (181,951)
                                                                                 -----------      -----------
   Total Distributions ........................................................   (1,659,870)      (1,834,652)
                                                                                 -----------      -----------
Capital Share Transactions:
Premier Shares:
 Issued-- Regular .............................................................    9,755,618        6,377,636
       -- Distributions Reinvested ............................................    1,391,142        1,536,755
 Redeemed .....................................................................   (3,608,698)      (9,627,970)
                                                                                 -----------      -----------
   Net Increase (Decrease) from Premier Shares ................................    7,538,062       (1,713,579)
                                                                                 -----------      -----------
Retail Shares:
 Issued-- Regular .............................................................      804,846          574,702
       -- Distributions Reinvested ............................................       76,632           95,404
 Redeemed .....................................................................     (481,807)        (437,479)
                                                                                 -----------      -----------
   Net Increase from Retail Shares ............................................      399,671          232,627
                                                                                 -----------      -----------
Group Retirement Plan Shares:
 Issued-- Regular .............................................................    1,587,243        1,780,338
       -- Distributions Reinvested ............................................      184,019          202,493
 Redeemed .....................................................................     (222,970)        (502,495)
                                                                                 -----------      -----------
 Net Increase from Group Retirement Plan Shares ...............................    1,548,292        1,480,336
                                                                                 -----------      -----------
 Net Increase (Decrease) in Net Assets From Capital Share Transactions ........    9,486,025             (616)
                                                                                 -----------      -----------
   Total Increase .............................................................    9,916,645          825,264
                                                                                 -----------      -----------
Net Assets:
 Beginning of Year ............................................................   16,988,905       16,163,641
 End of Year (A) ..............................................................  $26,905,550       16,988,905
                                                                                 ===========      ===========

(A) Includes undistributed net investment income ..............................  $       --       $     1,837
                                                                                 ===========      ===========

    The accompanying notes are an integral part of the financial statements.


                             LIPPER U.S. EQUITY FUND
                              FINANCIAL HIGHLIGHTS
                        SELECTED PER SHARE DATA & RATIOS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
                                                            PREMIER        PREMIER        PREMIER        RETAIL         RETAIL
                                                            SHARES         SHARES         SHARES         SHARES         SHARES
                                                          -----------    -----------    -----------    -----------    -----------
                                                                                         JANUARY 2,
                                                           YEAR ENDED     YEAR ENDED     1996** to     YEAR ENDED     YEAR ENDED
                                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                             1998           1997           1996           1998           1997
                                                          -----------    -----------    -----------    -----------    -----------
NET ASSET VALUE, BEGINNING OF PERIOD ...................    $12.04          $11.38         $10.00         $12.03         $11.38
                                                            ------          ------         ------         ------         ------
Income From Investment Operations:
 Net Investment Income(1) ..............................      0.13            0.16           0.18           0.11           0.13
 Net Realized and Unrealized Gain
  on Investments .......................................      1.26            1.96           1.81           1.26           1.95
                                                            ------          ------         ------         ------         ------
    Total From Investment Operations ...................      1.39            2.12           1.99           1.37           2.08
                                                            ------          ------         ------         ------         ------
Distributions:
 Net Investment Income .................................     (0.14)          (0.16)         (0.19)         (0.11)         (0.13)
 In Excess of Net Investment Income ....................       -- +            --             --             -- +           --
 Net Realized Gain .....................................     (0.67)          (1.30)         (0.34)         (0.67)         (1.30)
 In Excess of Net Realized Gain ........................       --              --           (0.08)           --             --
                                                            ------          ------         ------         ------         ------
    Total Distributions ................................     (0.81)          (1.46)         (0.61)         (0.78)         (1.43)
                                                            ------          ------         ------         ------         ------
NET ASSET VALUE, END OF PERIOD .........................    $12.62          $12.04         $11.38         $12.62         $12.03
                                                            ======          ======         ======         ======         ======
TOTAL RETURN (2) .......................................     11.35%          18.96%         19.81%         11.15%         18.58%
                                                            ======          ======         ======         ======         ======
RATIOS AND SUPPLEMENTAL DATA:

Net Assets, End of Period (000's) ......................   $22,088         $14,203        $15,098         $1,308           $899
Ratios After Expense Waiver and/or Reimbursement:
 Expenses to Average Net Assets ........................      1.10%           1.10%          1.10%*         1.35%          1.35%
 Net Investment Income to Average Net Assets ...........      1.07%           1.24%          1.68%*         0.80%          0.96%
Ratios Before Expense Waiver and/or Reimbursement
 Expenses to Average Net Assets ........................      1.51%           1.76%          2.28%*         1.76%          2.01%
 Net Investment Income to Average Net Assets ...........      0.66%           0.58%          0.50%*         0.39%          0.30%
Portfolio Turnover Rate ................................       204%            145%           117%           204%           145%
                                                                          GROUP         GROUP         GROUP
                                                                        RETIREMENT    RETIREMENT    RETIREMENT
                                                            RETAIL         PLAN          PLAN          PLAN
                                                            SHARES        SHARES        SHARES        SHARES
                                                          -----------   -----------   -----------  ------------
                                                           JANUARY 4,                                JANUARY 4,
                                                          1996*** to    YEAR ENDED    YEAR ENDED     1996*** to
                                                          DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                             1996          1998          1997          1996
                                                          -----------   -----------   -----------   -----------
NET ASSET VALUE, BEGINNING OF PERIOD                         $10.00        $12.01        $11.38        $10.00
                                                             ------        ------        ------        ------
Income From Investment Operations:
 Net Investment Income(1) ..............................       0.11          0.09          0.08          0.07
 Net Realized and Unrealized Gain
  on Investments .......................................       1.86          1.28          2.00          1.91
                                                             ------        ------        ------        ------
    Total From Investment Operations ...................       1.97          1.37          2.08          1.98
                                                             ------        ------        ------        ------
Distributions:
 Net Investment Income .................................      (0.17)        (0.12)        (0.15)        (0.18)
 In Excess of Net Investment Income ....................        --            -- +          --            --
 Net Realized Gain .....................................      (0.34)        (0.67)        (1.30)        (0.34)
 In Excess of Net Realized Gain ........................      (0.08)          --            --         (0.08)
                                                             ------        ------        ------        ------
    Total Distributions ................................      (0.59)        (0.79)        (1.45)        (0.60)
                                                             ------        ------        ------        ------
NET ASSET VALUE, END OF PERIOD .........................     $11.38        $12.59        $12.01        $11.38
                                                             ======        ======        ======        ======
TOTAL RETURN (2) .......................................      19.62%        11.16%        18.55%        19.69%
                                                             ======        ======        ======        ======
RATIOS AND SUPPLEMENTAL DATA:

Net Assets, End of Period (000's) ......................       $613        $3,510        $1,887          $452
Ratios After Expense Waiver and/or Reimbursement:
 Expenses to Average Net Assets ........................       1.35%*        1.35%         1.35%         1.35%*
 Net Investment Income to Average Net Assets ...........       1.31%*        0.87%         0.89%         1.29%*
Ratios Before Expense Waiver and/or Reimbursement

 Expenses to Average Net Assets ........................       2.75%*        1.76%         2.01%         2.39%*
 Net Investment Income to Average Net Assets ...........      (0.09)%*       0.46%         0.25%         0.25%*
Portfolio Turnover Rate ................................        117%          204%          145%          117%
----------

  *   Annualized
 **   Commencement of Fund Operations
***   Initial offering of shares by the Fund
 +    Amount represents less than $0.01 per share
(1) The effect to net investment income per share by voluntarily waived fees and reimbursed expenses were:

                                                  YEAR ENDED                YEAR ENDED                PERIOD ENDED
                                               DECEMBER 31, 1998         DECEMBER 31, 1997          DECEMBER 31, 1996
                                               -----------------         -----------------          -----------------
        Premier Shares .....................         $0.05                      $0.08                   $0.13
        Retail Shares ......................         $0.06                      $0.09                   $0.12
        Group Retirement Plan Shares .......         $0.04                      $0.06                   $0.06

(2) Total return would have been lower had the Adviser not waived or reimbursed certain expenses during the periods shown. Total returns for periods of less than one year are not annualized.

    The accompanying notes are an integral part of the financial statements.

                             LIPPER U.S. EQUITY FUND
                          NOTES TO FINANCIAL STATEMENTS


     The Lipper Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 as an open-end management investment company and was incorporated on August 22, 1995. As of December 31, 1998 the Company was comprised of three diversified portfolios: Lipper High Income Bond Fund, Lipper U.S. Equity Fund, and Prime Lipper Europe Equity Fund. These financial statements pertain to Lipper U.S. Equity Fund only. The financial statements of the remaining portfolios are presented separately. The Company offers the shares of each Fund in three classes: Premier Shares, Retail Shares and Group Retirement Plan Shares. Lipper U.S. Equity Fund (the "Fund") commenced investment operations on January 2, 1996.

     Lipper U.S. Equity Fund seeks capital appreciation by investing primarily in a diversified portfolio of common stocks of U.S. issuers with market capitalization in excess of $500 million.

A. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies followed by the Fund which are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the mean of the closing bid and asked prices on such day. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted securities are valued at the bid price. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

     2. FEDERAL INCOME TAXES: It is the Fund's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

         At December 31, 1998 the cost of investments and unrealized appreciation (depreciation) of investments for Federal income tax purposes were:

                                                                 NET
          COST          APPRECIATION     (DEPRECIATION)     APPRECIATION
       -----------      ------------     --------------     ------------
       $12,263,300       $1,709,744        $(218,756)        $1,490,988

     3. DISTRIBUTIONS TO SHAREHOLDERS: The Fund intends to distribute substantially all of its net investment income annually. Net realized capital gains, if any, will be distributed at least annually by the Fund. All distributions are recorded on ex-dividend date.

     Income and capital gains distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. Those differences are primarily due to differing book and tax treatments for deferred organization costs.

     Permanent book and tax differences between U.S. Federal income tax regulations and generally accepted accounting principles may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital. For the year ended December 31, 1998, such adjustments resulted from non-deductible organization costs and the redesignation of certain distributions made by the Fund.

     4. PURCHASED AND WRITTEN OPTIONS: The Fund may purchase or write put and call options on securities, securities indices, currencies and other financial instruments. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, index or other instrument at the exercise price. The Fund may purchase a put option on a security to protect its holdings in the underlying instrument, or a similar instrument, against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the

                             LIPPER U.S. EQUITY FUND
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)


exercise price. The purchase of a call option on a security, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. The Fund may purchase a put or call option to limit exposure to a written put or call option.

     Options contracts are valued daily and unrealized appreciation or depreciation is recorded based upon the last sales price on the principal exchange on which the option is traded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. Premiums received or paid from the writing or purchasing of options are offset against the proceeds of securities sold or added to the cost of securities purchased upon the exercise of the option. Upon expiration of a purchased or written option, the premium is recorded as a realized loss or gain, respectively. Possible losses on purchased options can not exceed the total premium paid.

     Use of written put and call options could result in losses to the Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause the Fund to hold a security it might otherwise not purchase or sell. Losses which may result from the use of options will reduce the Fund's net asset value, and possibly income, and such losses may be greater than if options had not been used.

     During the year ended December 31, 1998, the Fund participated in writing call options. The Fund had option activity as follows:

                                                     NUMBER OF
                                                     CONTRACTS       PREMIUM
                                                     ---------       -------
   Options outstanding at December 31, 1997              --            $ --
   Options written during the year                      129           72,788
   Options exercised during the year                   (129)         (72,788)
                                                       ----          -------
   Options outstanding as of December 31, 1998           --            $ --
                                                       ====          =======

     5. ORGANIZATION COSTS: Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

     6. OTHER: Securities transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Expenses of the Company, which are not directly attributable to a Fund, are allocated among the Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. The company has a $20 million line of credit with the Chase Manhattan Bank which is available to meet temporary cash needs of the Company. The Company pays a commitment fee for this line of credit.

B. ADVISORY SERVICES: Lipper & Company, L.L.C. (the "Adviser") serves as the investment adviser to the Fund. Under the terms of the Investment Advisory Agreement (the "Agreement"), the Adviser provides investment advisory services for a fee calculated at an annual rate of 0.85% of the Fund's average daily net assets. From time to time, the Adviser may voluntarily waive, for a period of time, all or a portion of the fee to which it is entitled under its Agreement with the Fund. Until further notice, the Adviser has agreed to voluntarily waive fees and reimburse expenses to the extent necessary to maintain an annual operating expense ratio to net assets of not more than the following:

                                                 GROUP RETIREMENT
        PREMIER SHARES       RETAIL SHARES         PLAN SHARES
        --------------       -------------         -----------
             1.10%               1.35%                1.35%

C. ADMINISTRATIVE SERVICES: Chase Global Funds Services Company, a wholly owned subsidiary of The Chase Manhattan Bank ("Chase"), serves as the Company's administrator (the "Administrator") pursuant to an Administrative Agreement. Under the Administrative Agreement, the Administrator provides administrative, fund accounting, dividend disbursing and transfer agent services to the Company. As compensation for its services, the Company pays the Administrator a monthly fee at the annual rate of 0.20% of the Company's average daily net assets up to and including $200 million; 0.10% of the Company's average daily net assets in excess of $200 million up to and including $400 million; and 0.05% of the Company's average daily net assets in excess of $400 million. The Fund is

                             LIPPER U.S. EQUITY FUND
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)


subject to a minimum annual fee of $70,000 per year. Under a separate agreement, Chase also acts as the Company's custodian for the Fund's assets.

D. DIRECTORS' FEES: The Company pays each Director who is not a director, officer or employee of the Adviser or any of its affiliates, a fee of $8,000 per annum plus $500 per quarterly meeting attended and reimbursements for expenses incurred in attending Board meetings.

E. DISTRIBUTION SERVICES: Lipper & Company, L.P., an affiliate of the Adviser, serves as the Company's distributor (the "Distributor"). The Distributor is entitled to receive an annual distribution fee payable from the net assets of the Fund's Retail Shares of up to 0.25% of the average daily net assets of such Fund's Retail Shares. The Company has entered into shareholder servicing agreements with respect to the Fund's Group Retirement Plan Shares. Under such servicing agreements, each servicing agent will be entitled to receive from the net assets of the Fund's Group Retirement Plan Shares, an annual servicing fee of up to 0.25% of the average daily net assets of such Fund's Group Retirement Plan Shares for certain support services which supplement the services provided by the Company's administrator and transfer agent.

F. PURCHASES AND SALES: For the year ended December 31, 1998, the cost of purchases and proceeds of sales for investment securities other than long-term U.S. Government and short-term securities were:

                          PURCHASES            SALES
                         -----------        -----------
                         $39,768,800        $46,049,651

     There were no purchases or sales of long-term U.S. Government securities.

G. CONCENTRATION OF CREDIT RISK: At December 31, 1998 the Fund has cash on deposit with its custodian exceeding the federally insured maximum. A concentration of credit risk therefore exists with the Fund's custodian.

H. OTHER: Capital share transactions for the Fund, by class of shares, were as follows:

                                             YEAR ENDED          YEAR ENDED
                                          DECEMBER 31, 1998   DECEMBER 31, 1997
                                          -----------------   -----------------
  PREMIER SHARES:
   Issued--Regular ......................     744,322             506,749
       Distributions Reinvested .........     105,483             130,566
   Redeemed .............................    (279,463)           (783,489)
                                              -------            --------
   Net Increase (Decrease) ..............     570,342            (146,174)
                                              -------            --------

  RETAIL SHARES:
   Issued--Regular ......................      60,005              48,391
       Distributions Reinvested .........       5,801               8,112
   Redeemed .............................     (36,924)            (35,615)
                                              -------            --------
   Net Increase .........................      28,882              20,888
                                               -------            --------
 GROUP RETIREMENT PLAN SHARES:
   Issued--Regular ......................     124,270             141,807
       Distributions Reinvested .........      14,102              17,248
   Redeemed .............................     (16,734)            (41,627)
                                              -------            --------
   Net Increase .........................     121,368             117,428
                                              -------            --------

I. OTHER: At December 31, 1998, the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares for the Fund was as follows:

                                                 No. of               %
                                              SHAREHOLDERS        OWNERSHIP
                                              ------------        ---------
              Premier Shares ..............         2               47.4%
              Retail Shares ...............         1               19.1%
              Group Retirement Shares .....         2               87.6%

     Transactions by shareholders holding a significant ownership percentage of a Fund can have an impact on other shareholders of the Fund.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Lipper U.S. Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Lipper U.S. Equity Fund (one of the Funds constituting The Lipper Funds, Inc., hereinafter referred to as the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
February 22, 1999

================================================================================

                   FEDERAL INCOME TAX INFORMATION (UNAUDITED)

     Lipper U.S. Equity Fund hereby designates $487,715 as 20% long-term capital gain dividends for the purpose of the dividend paid deduction on the Fund's Federal income tax return.

     For the Lipper U.S. Equity Fund in 1998, 11.33% of the distribution taxable as ordinary income, as reported on Form 1099-DIV, qualifies for the dividends received deduction for corporations.

BOARD OF DIRECTORS                 KENNETH LIPPER
-------------------------------    Director, President and Chairman

                                   ABRAHAM BIDERMAN
                                   Director, Executive
                                   Vice President, Secretary
                                   and Treasurer

                                   STANLEY BREZENOF
                                   Director

                                   MARTIN MALTZ
                                   Director

                                   IRWIN RUSSELL
                                   Director

INVESTMENT ADVISER                 Lipper & Company, L.L.C.
-------------------------------    101 Park Avenue, 6th floor
                                   New York, NY 10178
                                   (212) 883-6333

ADMINISTRATOR AND                  Chase Global Funds Services Company
-------------------------------    73 Tremont Street, 9th floor
TRANSFER AGENT                     Boston, MA 02108
                                   1-800-LIPPER9

CUSTODIAN                          The Chase Manhattan Bank
-------------------------------    770 Broadway
                                   New York, NY 10003

LEGAL COUNSEL                      Simpson Thacher & Bartlett
-------------------------------    425 Lexington Avenue
                                   New York, NY 10017

INDEPENDENT ACCOUNTANTS            PricewaterhouseCoopers LLP
-------------------------------    1177 Avenue of the Americas
                                   New York, NY 10036

                                                          THE LIPPER FUNDS, INC.

                                                 PRIME LIPPER EUROPE EQUITY FUND





                               Annual Report
                               -------------------------------------------------
                                                               December 31, 1998

            TABLE OF CONTENTS

     Shareholder's Letter ....................................    1-3

     Portfolio of Investments ................................    4-6

     Statement of Assets and Liabilities .....................      7

     Statement of Operations .................................      8

     Statement of Changes in Net Assets ......................      9

     Financial Highlights ....................................     10

     Notes to Financial Statements ...........................  11-14

     Report of Independent Accountants .......................     15

     Tax Information .........................................     15

THE LIPPER FUNDS, INC.                                             ANNUAL REPORT
Prime Lipper Europe Equity Fund                                December 31, 1998

Dear Shareholder:

     We are pleased to present the Annual Report for the Prime Lipper Europe Equity Fund for the year ended December 31, 1998. The Prime Lipper Europe Fund is one of three investment portfolios, together with the Lipper U.S. Equity Fund and the Lipper High Income Bond Fund, which comprise The Lipper Funds, Inc. Each of The Lipper Funds is made available to individual, institutional and group retirement plan investors through a separate class of shares. This report represents the financial statements and performance review of the Prime Lipper Europe Equity Fund for the year ended December 31, 1998.

                        PERFORMANCE AND PORTFOLIO REVIEW

     The Prime Lipper Europe Equity Fund (the "Fund") seeks long-term capital appreciation through investment in a diversified portfolio consisting primarily of widely traded, large capitalization European growth stocks. The Fund's investments are selected based upon a highly structured investment process that utilizes both quantitative and qualitative criteria to target companies that offer the potential for strong earnings growth and capital appreciation.

     The European equity markets experienced a volatile year in 1998. During the first half of the year, the equity markets were very strong. In anticipation of the introduction of the euro, many European companies sought to improve their competitive positioning through corporate restructurings and merger and acquisition activity. Throughout continental Europe, investment activity surged, resulting in accelerated growth. In the late summer and early fall of 1998, the European equity markets experienced unusual pressure and volatility as a result of the ripple effect of Southeast Asia, Russian defaults on sovereign debt and the commensurate impact on the emerging markets, the unwinding of leverage by certain hedge funds and general concerns regarding a global economic slowdown. Similar to other financial markets, the European equity markets experienced pricing pressure and increased volatility during this period. Between September 28, 1998 and November 17, 1998, the U.S. Federal Reserve implemented three interest rate cuts, causing the U.S. equity markets to rebound and rally. Similarly, the European equity markets followed suit, and by December 31, 1998, the European equity markets substantially recovered from the financial crises experienced earlier in the year.

     The Prime Lipper Europe Equity Fund had an exceptional year in 1998, with the Premier Shares generating a total return of 32.3%, net of fees and expenses, for the twelve-month period ended December 31, 1998. During this period, the Fund ranked among the top 10 European equity funds tracked by Lipper Inc. and outperformed the 18.99% average return generated by all European equity funds tracked by Morningstar, Inc. In addition, the Fund compared strongly against its unmanaged benchmark index, the Morgan Stanley Capital International ("MSCI") Europe Index, which posted a total return of 28.9%, including dividends, for the twelve-month period. During 1998, the Fund's strong performance was primarily attributable to stock selection. In addition, the Fund benefited from the fact that compared to the MSCI Europe Index, it was overweighted in the technology, pharmaceutical and consumer services sectors and underweighted in the cyclical sectors.

     Throughout 1998, the Fund was highly diversified, with approximately 60-70 securities representing approximately twenty industries invested in eleven Western European countries. During the year, the investment adviser continued to position the Fund to benefit from the positive changes occurring throughout Europe, including the integration of the region and transition to the euro, by focusing on companies with sound financial positions and high growth prospects. In particular, our analysts targeted companies that offer competitive products or services, maintain leading positions in their industries, have histories of consistently strong financial performance and present earnings growth prospects superior to the market average. To date, the Fund has focused on select European companies such as information technology, telecommunications and pharmaceutical companies, which we believe are well positioned to successfully compete on both a regional and global basis by offering advanced and innovative products and services. During the year, the investment adviser also sold certain securities in an effort to reduce the Fund's exposure to industries such as the banking industry where our analysis identified a potential weakness in earnings growth.

     The Fund's country allocation decisions typically reflect the equity market capitalization across the region, with the United Kingdom representing the largest allocation at approximately 30% of the portfolio's assets. In 1998, the Fund was relatively neutral with respect to this allocation. Given our outlook for 1999 of moderate economic growth across the region, we do not anticipate any significant over or underweighting of any country relative to our current allocation.

     Our outlook for Europe in 1999 is positive. We expect moderate growth in continental Europe supported by increases in private consumption, continued low inflation and a stable currency environment. Although the European equity markets, like the U.S. equity markets, may experience some volatility as a result of global pressures, we expect the positive changes in the region and the growth in internal demand to support an increase in earnings growth. Further, based upon current valuations across continental Europe, we believe investing in the region is attractive.

     Given our current outlook for Europe, we believe the prospects for Prime Lipper Europe Equity Fund in 1999 are strong. The Fund is well-positioned in growth stocks, which should benefit from the healthy economy and continued political and economic integration of continental Europe. The Prime Lipper Europe Equity Fund remains dedicated to superior long-term results, which we believe are best achieved by adhering to a rigorous and disciplined investment strategy designed to generate positive results and preserve capital under various market conditions.

     We hope you find the enclosed report informative. We very much appreciate your participation in The Lipper Funds, Inc.

                                             Sincerely,


                                             Kenneth Lipper
                                             President and Chairman of the Board

                 THE PRIME LIPPER EUROPE EQUITY FUND PERFORMANCE

  -----------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN*
                       FOR PERIODS ENDED DECEMBER 31, 1998
  -----------------------------------------------------------------------------
                                       1 YEAR        5 YEAR     SINCE INCEPTION
  -----------------------------------------------------------------------------
  PREMIER SHARES                       32.29%        18.30%         15.21%
  -----------------------------------------------------------------------------
  RETAIL SHARES                        31.96%        18.14%         15.10%
  -----------------------------------------------------------------------------
  GROUP RETIREMENT PLAN SHARES         32.08%        18.17%         15.12%
  -----------------------------------------------------------------------------


                PRIME LIPPER EUROPE EQUITY FUND--PREMIER SHARES*
              Comparison of a $10,000 Investment in the Fund with
                              the MSCI Europe Index

                            PERIODS ENDED DECEMBER 31

                             Prime Lipper
                          Europe Equity Fund                  Msci
                            Premier Shares                Europe Index
                            --------------                ------------
         1/13/92                10,000                       10,000
         1992                    9,750                        9,745
         1993                   11,632                       12,648
         1994                   11,462                       12,986
         1995                   14,073                       15,859
         1996                   17,158                       19,280
         1997                   20,390                       23,946
         1998                   26,973                       30,867


     + The minimum investment for Premier Shares is $1,000,000.

     Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

     * This chart illustrates comparative performance of $10,000 invested in the Premier Shares of Prime Lipper Europe Equity Fund (the "Fund") versus the Morgan Stanley Capital International ("MSCI") Europe Index. The performance information presented reflects performance of a corresponding predecessor partnership for the period January 13, 1992 (commencement of the predecessor partnership's investment operations) through April 1, 1996, when the Fund commenced operations. The predecessor partnership's performance is also reflected in the average annualized return for the five year and since inception periods. The performance information reflects performance of the Fund as a registered investment company for the period April 1, 1996 through December 31, 1998. As a registered investment company under the Investment Company Act of 1940 ("the Act"), the Fund is subject to certain restrictions under the Act and the Internal Revenue Code (the "Code") to which its corresponding partnership was not subject. Had the partnership been registered under the Act and subject to the provisions of the Code, its investment performance may have been adversely affected.

     The Prime Lipper Europe Equity Fund's Retail and Group Retirement Plan Shares were introduced on April 11, 1996 and April 12, 1996, respectively. Performance for the Fund's Retail and Group Retirement Plan Shares differs from the Fund's Premier Shares due to the different inception dates and the higher class specific expenses associated with the Retail and Group Retirement Plan Shares. Performance information presented for the Retail and Group Retirement Plan Shares prior to their introduction dates reflects the performance of the Fund's Premier Shares and a corresponding predeccessor partnership which are not subject to the shareholder servicing or distribution fees borne by these classes of shares. The Fund's performance assumes the reinvestment of all dividends and distributions.

     The comparative MSCI Europe Index has not been adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. The fees, if reflected, would reduce the performance of the comparative index quoted. The comparative index has been adjusted to reflect reinvestment of dividends and distributions on securities in the index.

     The MSCI Europe Index is an unmanaged index comprised of European common equities. Please note that one cannot invest directly in an unmanaged index.


                         PRIME LIPPER EUROPE EQUITY FUND
                            PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 1998
                                                               SHARES           VALUE
                                                               ------           -----
COMMON AND PREFERRED STOCKS (94.5%)
BELGIUM (1.6%)
   Credit Communal Preferred de Belique-DEXIA ..............   12,000       $  2,008,511
                                                                            ------------

FINLAND (1.4%)
*  Nokia Oyj, Class A ......................................   14,440          1,768,140
                                                                            ------------

FRANCE (14.1%)
   AXA .....................................................   19,500          2,827,503
   Carefour Supermarche S.A. ...............................    3,200          2,416,813
   Dassault Systemes S.A. ..................................   40,000          1,881,064
   GrandVision S.A. ........................................   59,000          1,478,644
   Promodes S.A. ...........................................    3,000          2,182,521
   Sanofi S.A. .............................................   10,530          1,734,202
   Sidel S.A. ..............................................   20,000          1,697,039
   Societe Technip S.A. ....................................   20,000          1,883,212
   Total S.A., B Shares ....................................   21,020          2,129,770
                                                                            ------------
                                                                              18,230,768
                                                                            -----------

GERMANY (14.4%)
   Adidas-Salomon AG .......................................   12,000          1,304,035
   Allianz Holding AG ......................................   11,200          4,108,549
   BHW Holding AG ..........................................  126,000          2,042,507
   Bayer AG ................................................   79,000          3,298,781
   Bayerische Motoren Werke AG .............................    2,300          1,785,483
*  Bayerische Motoren Werke AG, New ........................      200            148,295
   Dr. Ing H.C.F. Porche AG, Preferred .....................      600          1,368,876
   Mannesmann AG ...........................................   29,000          3,325,528
   Wella AG, Preffered .....................................    1,400          1,168,348
                                                                            ------------
                                                                              18,550,402
                                                                            ------------

IRELAND (1.0%)
   Bank of Ireland .........................................   58,000          1,290,686
                                                                            ------------

ITALY (6.8%)
   Alleanza Assicurazioni S.p.A. ...........................   64,900            919,023
   Banca Popolare Di Bergamo S.p.A. ........................   42,000          1,021,382
   Bulgari S.p.A. ..........................................  190,000          1,134,970
   ENI S.p.A. ..............................................  309,190          2,025,088
   Parmalat Finanziaria S.p.A. .............................  498,612            955,530
   Telecom Italia Mobile S.p.A. ............................  370,080          2,738,105
                                                                            ------------
                                                                               8,794,098
                                                                            ------------


NETHERLANDS (7.2%)
   Aegon N.V. ..............................................   18,300          2,248,617
*  Baan Company, N.V. ......................................   59,100            601,487
   Getronics N.V. ..........................................   20,000            991,101
   ING Groep N.V., Certificate Shares ......................   21,212          1,294,173
   Koninklijke Ahold N.V. ..................................   39,460          1,459,223
   VNU-Verenigde Nederlandse Uitgeversbedrijven ............   33,000          1,244,951
   Wolters Kluwer N.V. .....................................    6,900          1,477,285
                                                                            ------------
                                                                               9,316,837
                                                                            ------------

                         PRIME LIPPER EUROPE EQUITY FUND
                      PORTFOLIO OF INVESTMENTS--(CONTINUED)
                                DECEMBER 31, 1998

                                                               SHARES           VALUE
                                                               ------           -----
SPAIN (4.8%)
   Banco Santander S.A. ....................................   75,000       $  1,492,636
   Centros Comerciales Pryca, S.A. .........................   46,000          1,428,414
   Endesa S.A. .............................................   60,000          1,592,145
   Gas Natural SDG .........................................   16,000          1,744,585
                                                                            ------------
                                                                               6,257,780
                                                                            ------------


SWEDEN (3.7%)
   Astra AIB, Class B ......................................   70,000          1,424,906
   Enator AB ...............................................   33,000            916,011
   Ericsson LM, Class B ....................................   76,000          1,809,568
*  Skandia Forsakrings AB ..................................   45,000            688,396
                                                                            ------------
                                                                               4,838,881
                                                                            ------------


SWITZERLAND (10.1%)
   Julius Baer Holding AG, Bearer ..........................      400          1,329,450
   Novartis AG, Registered .................................    2,500          4,914,452
   Roche Holding AG, DRC ...................................      355          4,331,853
*  Zurich Versicherungsgesellschaft, Registered ............    3,300          2,443,466
                                                                            ------------
                                                                              13,019,221
                                                                            ------------


UNITED KINGDOM (29.4%)
   Boots plc ...............................................  119,975          2,043,066
   British Telecom plc .....................................  264,000          3,977,372
   Compass Group plc .......................................  120,000          1,374,640
   Cadbury Schweppes plc ...................................  151,639          2,586,060
   Glaxo Wellcome plc ......................................  130,000          4,472,988
   Lloyds TSB Group plc ....................................  256,323          3,646,343
   Misys plc ...............................................  350,000          2,549,166
   Marks & Spencer plc .....................................  113,000            775,074
   Pearson plc .............................................  113,000          2,242,966
   SEMA Group plc ..........................................  145,000          1,425,802
   Siebe plc ...............................................  384,000          1,514,201
   SmithKline Beecham plc ..................................  240,000          3,354,242
   Smiths Industries plc ...................................  105,000          1,498,053
   The Sage Group plc ......................................   65,000          1,719,548
   Vodafone Group plc ......................................  166,000          2,695,639
   Zeneca Group plc ........................................   50,000          2,177,098
                                                                            ------------
                                                                              38,052,258
                                                                            ------------
TOTAL INVESMENTS (94.5%) (COST $93,576,641) ................                 122,127,582
OTHER ASSETS AND LIABILITIES (5.5%) ........................                   7,068,547
                                                                            ------------
NET ASSETS (100%) ..........................................                $129,196,129
                                                                            ============

----------
* Non-Income Producing Security.

    The accompanying notes are an integral part of the financial statements.

                         PRIME LIPPER EUROPE EQUITY FUND
                      PORTFOLIO OF INVESTMENTS--(CONTINUED)
                                DECEMBER 31, 1998

            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION
                                                              PERCENT OF
                                                                 NET
INDUSTRY                                                        ASSETS          VALUE
--------                                                        ------       -----------
Automobiles ................................................      2.6%       $ 3,302,654
Banking ....................................................      9.9         12,831,516
Broadcast & Publishing .....................................      3.8          4,965,202
Business & Public Services .................................      4.7          6,037,488
Chemicals ..................................................      2.5          3,298,781
Computer Services ..........................................      3.4          4,430,229
Data Processing ............................................       .8            991,101
Electrical/Electronics .....................................      2.8          3,577,708
Electrical/Components/Instruments ..........................      1.2          1,514,201
Energy Sources .............................................      3.2          4,154,857
Financial Services .........................................      1.9          2,443,466
Food & Household Products ..................................      2.7          3,541,590
Health & Personal Care .....................................     14.8         19,105,100
Insurance ..................................................      9.3         12,086,262
Machinery & Engineering ....................................      3.9          5,078,305
Merchandising ..............................................      9.1         11,783,755
Pharmaceuticals ............................................      3.5          4,472,988
Recreation & Other Consumer Goods ..........................      1.9          2,439,005
Telecommunications .........................................      9.9         12,736,644
Utilities--Electric/Gas ...................................       2.6          3,336,730
                                                                -----       ------------
Total Investments ..........................................     94.5        122,127,582
Net Other Assets and Liabilities ...........................      5.5          7,068,547
                                                                -----       ------------
Net Assets .................................................    100.0%      $129,196,129
                                                                =====       ============



  The accompanying notes are an integral part of the financial statements.

                         PRIME LIPPER EUROPE EQUITY FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1998

ASSETS:
 Investments, at value (Cost $93,576,641) ...................................  $122,127,582
 Cash .......................................................................     6,974,595
 Dividends Receivable .......................................................       241,016
 Interest Receivable ........................................................        20,287
 Deferred Organization Costs ................................................        42,285
 Prepaid Assets .............................................................        19,561
                                                                               ------------
   TOTAL ASSETS .............................................................   129,425,326
                                                                               ------------

LIABILITIES:
 Distribution Payable-- Retail Shares .......................................         3,528
 Distribution Payable-- Group Retirement Plan Shares ........................           826
 Investment Advisory Fees Payable ...........................................       112,446
 Administrative Fees Payable ................................................        21,576
 Custodian Fees Payable .....................................................        25,218
 Directors' Fees Payable ....................................................         5,453
 Distribution Fees Payable-- Retail Shares ..................................         7,996
 Shareholder Servicing Fees Payable-- Group
  Retirement Plan Shares ....................................................         3,293
 Other Liabilities ..........................................................        48,861
                                                                               ------------
   TOTAL LIABILITIES ........................................................       229,197
                                                                               ------------
NET ASSETS ..................................................................  $129,196,129
                                                                               ============

NET ASSETS CONSIST OF:
 Paid in Capital ............................................................  $ 96,410,268
 Accumulated Net Investment Loss ............................................      (58,710)
 Accumulated Net Realized Gain ..............................................     4,291,889
 Unrealized Appreciation on Investments and Foreign Currency Translations ...    28,552,682
                                                                               ------------
                                                                               $129,196,129
                                                                               ============

PREMIER SHARES:
 Net Assets .................................................................  $124,405,913
 Shares Issued and Outstanding ($.001 par value) (Authorized 3,333,333,333) .     8,826,117
 Net Asset Value, Offering and Redemption Price Per Share ...................  $      14.10
                                                                               ============

RETAIL SHARES:
 Net Assets .................................................................  $  2,471,615
 Shares Issued and Outstanding ($.001 par value) (Authorized 3,333,333,333) .       175,923
 Net Asset Value, Offering and Redemption Price Per Share ...................  $      14.05
                                                                               ============

GROUP RETIREMENT PLAN SHARES:
 Net Assets .................................................................  $  2,318,601
 Shares Issued and Outstanding ($.001 par value) (Authorized 3,333,333,333)         165,081
 Net Asset Value, Offering and Redemption Price Per Share ...................  $      14.05
                                                                               ============


    The accompanying notes are an integral part of the financial statements.

                         PRIME LIPPER EUROPE EQUITY FUND
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
 Dividends .......................................................  $ 1,624,564
 Interest ........................................................      190,905
 Less: Foreign Taxes Withheld ....................................     (198,415)
                                                                    -----------
    Total Income .................................................    1,617,054
                                                                    -----------

EXPENSES
 Investment Advisory Fees ........................................    1,198,678
 Administrative Fees .............................................      224,826
 Directors' Fees .................................................       21,507
 Distribution Fees-- Retail Shares ...............................        5,135
 Shareholder Servicing Fees-- Group Retirement Plan Shares .......        4,375
 Custodian Fees ..................................................       97,799
 Professional Fees ...............................................       38,790
 Registration and Filing Fees ....................................       35,857
 Amortization of Organization Costs ..............................       18,779
 Other Expenses ..................................................       48,675
                                                                    -----------
    Total Expenses ...............................................    1,694,421
                                                                    -----------
    NET INVESTMENT LOSS ..........................................      (77,367)
                                                                    -----------

NET REALIZED GAIN (LOSS) FROM:
 Investments sold ................................................   13,153,944
 Foreign Currency Transactions ...................................     (253,766)
                                                                    -----------
TOTAL NET REALIZED GAIN ..........................................   12,900,178
                                                                    -----------

NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION:
 Investments .....................................................   14,450,987
 Foreign Currency Translations ...................................        1,815
                                                                    ----------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ...............   14,452,802
                                                                    -----------

TOTAL NET REALIZED GAIN AND NET CHANGE IN
 UNREALIZED APPRECIATION/DEPRECIATION ............................   27,352,980
                                                                    -----------

NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS .......................................  $27,275,613
                                                                    ===========

    The accompanying notes are an integral part of the financial statements.


                         PRIME LIPPER EUROPE EQUITY FUND
                       STATEMENT OF CHANGES IN NET ASSETS
                                                                                     YEAR ENDED        YEAR ENDED
                                                                                    DECEMBER 31,      DECEMBER 31,
                                                                                        1998              1997
                                                                                    ------------      -----------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
 Net Investment Income (Loss) ....................................................  $    (77,367)    $    324,797
 Net Realized Gain ...............................................................    12,900,178       12,722,779
 Net Change in Unrealized Appreciation/Depreciation ..............................    14,452,802          263,553
                                                                                    ------------     ------------
  Net Increase in Net Assets Resulting from Operations ...........................    27,275,613       13,311,129
                                                                                    ------------     ------------
DISTRIBUTIONS:
PREMIER SHARES:
 From net investment income ......................................................           --          (142,928)
 In excess of net investment income ..............................................           --           (33,407)
 From net realized gains .........................................................   (11,390,232)      (9,927,607)

RETAIL SHARES:
 From net investment income ......................................................           --               (62)
 In excess of net investment income ..............................................           --               (15)
 From net realized gains .........................................................      (232,187)        (136,371)

GROUP RETIREMENT PLAN SHARES:
 From net investment income ......................................................           --              (693)
 In excess of net investment income ..............................................           --              (162)
 From net realized gains .........................................................      (210,280)        (109,302)
                                                                                    ------------     ------------
  Total Distributions ............................................................   (11,832,699)     (10,350,547)
                                                                                    ------------     ------------
CAPITAL SHARE TRANSACTIONS:

PREMIER SHARES:
Issued-- Regular .................................................................    23,551,688       16,358,781
      -- Distributions Reinvested ................................................    11,413,219       10,081,098
 Redeemed ........................................................................    (8,372,885)      (9,510,532)
                                                                                    ------------     ------------
  Net Increase from Premier Shares ...............................................    26,592,022       16,929,347
                                                                                    ------------     ------------

RETAIL SHARES:
Issued-- Regular .................................................................     1,603,199          367,267
      -- Distributions Reinvested ................................................       226,949          136,448
 Redeemed ........................................................................      (684,234)         (12,548)
                                                                                    ------------     ------------
  Net Increase from Retail Shares ................................................     1,145,914          491,167
                                                                                    ------------     ------------

GROUP RETIREMENT PLAN SHARES:
Issued-- Regular .................................................................     1,238,603          957,709
      -- Distributions Reinvested ................................................       209,098          110,157
 Redeemed ........................................................................      (297,247)        (329,771)
                                                                                    ------------     ------------
Net Increase from Group Retirement Plan Shares ...................................     1,150,454          738,095
                                                                                    ------------     ------------
Net Increase in Net Assets From Capital Share Transactions .......................    28,888,390       18,158,609
                                                                                    ------------     ------------
  TOTAL INCREASE .................................................................    44,331,304       21,119,191
                                                                                    ------------     ------------

NET ASSETS:
 Beginning of Period .............................................................    84,864,825       63,745,634
                                                                                    ------------     ------------
 End of Period (A) ...............................................................   129,196,129       84,864,825
                                                                                    ============      ===========
(A) Includes accumulated net investment loss ..................................... ($     58,710)    ($    33,584)
                                                                                    ============      ============


    The accompanying notes are an integral part of the financial statements.

                         PRIME LIPPER EUROPE EQUITY FUND
                              FINANCIAL HIGHLIGHTS
                         SELECTED PER SHARE DATA & RATIO
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
                                                              PREMIER        PREMIER        PREMIER        RETAIL         RETAIL
                                                              SHARES         SHARES         SHARES         SHARES         SHARES
                                                            -----------    -----------    -----------    -----------    -----------
                                                                                            APRIL 1,
                                                             YEAR ENDED     YEAR ENDED     1996** to     YEAR ENDED     YEAR ENDED
                                                            DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                               1998           1997           1996           1998           1997
                                                            -----------    -----------    -----------    -----------    -----------
NET ASSET VALUE, BEGINNING OF PERIOD ....................       $11.74       $11.25         $10.00         $11.73         $11.25
                                                                ------       ------         ------         ------         ------
  Income From Investment Operations:
   Net Investment Income (Loss)(1) ......................        (0.01)        0.05           0.04          (0.03)          0.02
   Net Realized and Unrealized Gain
    on Investments ......................................         3.79         2.06           1.62           3.77           2.05
                                                                ------       ------         ------         ------         ------
      Total From Investment Operations ..................         3.78         2.11           1.66           3.74           2.07
                                                                ------       ------         ------         ------         ------
  Distributions:
   Net Investment Income ................................          --         (0.03)         (0.02)           --             --
   In Excess of Net Investment Income ...................          --           --             --             --             --
   Net Realized Gain ....................................        (1.42)       (1.59)         (0.39)         (1.42)         (1.59)
                                                                ------       ------         ------         ------         ------
   Total Distributions ..................................        (1.42)       (1.62)         (0.41)         (1.42)         (1.59)
                                                                ------       ------         ------         ------         ------
  NET ASSET VALUE, END OF PERIOD ........................       $14.10       $11.74         $11.25         $14.05         $11.73
                                                                ======       ======         ======         ======         ======
  TOTAL RETURN ..........................................        32.29%       18.83%         16.68%(2)      31.96%         18.49%
                                                                 =====        =====          ===== ==       =====          =====
  RATIOS AND SUPPLEMENTAL DATA:
  Net Assets, End of Period (000's) .....................     $124,406      $82,787        $62,942         $2,472         $1,137
  Ratios After Expense Waiver and/or Reimbursement:
   Expenses to Average Net Assets .......................         1.54%        1.59%          1.60%*         1.79%          1.84%
   Net Investment Income (Loss) to Average Net Assets ...        (0.06)%       0.43%          0.53%*        (0.25)%         0.16%
  Ratios Before Expense Waiver and/or Reimbursement:
   Expenses to Average Net Assets .......................          --           --            1.78%*          --             --
   Net Investment Income (Loss) to Average Net Assets ...          --           --            0.35%*          --             --
  Portfolio Turnover Rate ...............................        61.04%          71%            34%         61.04%            71%
                                                                          GROUP         GROUP         GROUP
                                                                        RETIREMENT    RETIREMENT    RETIREMENT
                                                            RETAIL         PLAN          PLAN          PLAN
                                                            SHARES        SHARES        SHARES        SHARES
                                                          -----------   -----------   -----------  ------------
                                                           APRIL 11,                                 APRIL 12,
                                                           1996*** to    YEAR ENDED    YEAR ENDED    1996*** to
                                                          DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                             1996          1998          1997          1996
                                                          -----------   -----------   -----------   -----------
NET ASSET VALUE, BEGINNING OF PERIOD ...................    $ 9.93        $11.72        $11.24        $ 9.92
                                                            ------        ------        ------        ------
  Income From Investment Operations:
   Net Investment Income (Loss)(1) .....................     (0.01)        (0.03)         0.03         (0.02)
   Net Realized and Unrealized Gain
    on Investments .....................................      1.73          3.78          2.05          1.74
                                                            ------        ------        ------        ------
      Total From Investment Operations .................      1.72          3.75          2.08          1.72
                                                            ------        ------        ------        ------
  Distributions:
   Net Investment Income ...............................     (0.01)          --          (0.01)        (0.01)
   In Excess of Net Investment Income ..................       --            --            --            --
   Net Realized Gain ...................................     (0.39)        (1.42)        (1.59)        (0.39
                                                            ------        ------        ------        ------
   Total Distributions .................................     (0.40)        (1.42)        (1.60)        (0.40)
                                                            ------        ------        ------        ------
  NET ASSET VALUE, END OF PERIOD .......................    $11.25        $14.05        $11.72        $11.24
                                                            ======        ======        ======        ======
  TOTAL RETURN .........................................     17.37%(2)     32.08%        18.60%        17.40%(2
                                                            ======        ======        ======        ======
  RATIOS AND SUPPLEMENTAL DATA:
  Net Assets, End of Period (000's) ....................      $609        $2,318          $941          $195
  Ratios After Expense Waiver and/or Reimbursement:
   Expenses to Average Net Assets ......................      1.85%*        1.79%         1.84%         1.85%*
   Net Investment Income (Loss) to Average Net Assets ..     (0.13)%*      (0.29)%        0.34%        (0.43)%*
  Ratios Before Expense Waiver and/or Reimbursement:
   Expenses to Average Net Assets ......................      2.07%*         --            --           2.04%*
   Net Investment Income (Loss) to Average Net Assets ..     (0.35)%*        --            --          (0.62)%*
  Portfolio Turnover Rate ..............................        34%        61.04%           71%           34%

----------
  *  Annualized
 **  Commencement of Fund Operations
***  Initial offering of shares by the Fund

(1) The effect to net investment income per share of voluntarily waived fees and reimbursed expenses were:

                                                          PERIOD ENDED
                                                        DECEMBER 31, 1996
                                                        -----------------
          Premier Shares ..............................       $0.01
          Retail Shares ...............................       $0.02
          Group Retirement Plan Shares ................       $0.01

     There were no waivers or reimbursements for the years ended December 31, 1998 or 1997.

(2) Total return would have been lower had the Adviser not waived or reimbursed certain expenses during the periods shown. Total returns for periods of less than one year are not annualized.

    The accompanying notes are an integral part of the financial statements.

                         PRIME LIPPER EUROPE EQUITY FUND
                          NOTES TO FINANCIAL STATEMENTS

     The Lipper Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 as an open-end management investment company and was incorporated on August 22, 1995. As of December 31, 1998 the Company was comprised of three diversified portfolios: Lipper High Income Bond Fund, Lipper U.S. Equity Fund, and Prime Lipper Europe Equity Fund. These financial statements pertain to Prime Lipper Europe Equity Fund only. The financial statements of the remaining Funds are presented separately. The Company offers the shares of each Fund in three classes: Premier Shares, Retail Shares and Group Retirement Plan Shares. Prime Lipper Europe Equity Fund (the "Fund") was funded on April 1, 1996 with a contribution of securities to the Fund from a corresponding limited partnership (see Note H).

     Prime Lipper Europe Equity Fund seeks capital appreciation by investing primarily in a diversified portfolio of common stocks of issuers located in Europe that have strong levels of growth based on such factors as liquidity, financial strength, earnings growth, industry position and management.

A. SIGNIFICANT ACCOUNTING POLICIES. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the mean of the closing bid and asked prices on such day. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted securities are valued at the bid price. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

     2. FEDERAL INCOME TAXES: It is the Fund's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or repatriated and are accrued when the related income is earned.

     Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period from November 1, 1998 to December 31, 1998 the Fund incurred and elected to defer until January 1, 1999 for U.S. Federal income tax purposes net currency losses of approximately $58,710.

     At December 31, 1998 the cost of investments and unrealized appreciation (depreciation) of investments for Federal income tax purposes were:

                                                             NET
        COST         APPRECIATION     (DEPRECIATION)    APPRECIATION
     -----------     ------------     --------------    ------------
     $94,215,057      $30,052,976      $(2,140,451)      $27,912,525

     3. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars quoted by a major U.S. or foreign bank. Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. Pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. Federal income tax purposes.

                         PRIME LIPPER EUROPE EQUITY FUND
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, dispositions of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Asset and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

     4. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into forward foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses, when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     5. DISTRIBUTIONS TO SHAREHOLDERS: The Fund intends to distribute substantially all of its net investment income annually. Net realized capital gains, if any, will be distributed at least annually by the Fund. All distributions are recorded on the ex-dividend date.

     Income and capital gains distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. Those differences are primarily due to differing book and tax treatments for deferred organization costs, foreign currency transactions, post-October losses and losses due to wash sales transactions.

     Permanent book and tax differences relating to shareholder distributions may result in reclassifications to undistributed accumulated net investment income (loss), undistributed realized net gain (loss) and paid in capital. For the year December 31, 1998, such adjustments resulted primarily from the differing book and tax treatment of foreign currency gain (loss) and non-deductible organization costs.

     6. ORGANIZATION COSTS: Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

     7. OTHER: Securities transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Expenses of the Company, which are not directly attributable to a Fund, are allocated among the Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. The Company has a $20 million line of credit with The Chase Manhattan Bank which is available to meet temporary cash needs of the Company. The Company pays a commitment fee for this line of credit.

B. ADVISORY SERVICES: Prime Lipper Asset Management (the "Adviser") serves as the investment adviser to the Fund. Under the terms of the Investment Advisory Agreement (the "Agreement"), the Adviser provides investment advisory services for a fee calculated at an annual rate of 1.10% of the Fund's average daily net assets. From time to

                         PRIME LIPPER EUROPE EQUITY FUND
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

time, the Adviser may voluntarily waive, for a period of time, all or a portion of the fee to which it is entitled under its Agreement with the Fund. Until further notice, the Adviser has agreed to voluntarily waive fees and reimburse expenses to the extent necessary to maintain an annual operating expense ratio to net assets of not more than the following:

                                                      GROUP
           PREMIER SHARES     RETAIL SHARES    RETIREMENT PLAN SHARES
           --------------     -------------    ----------------------
                 1.60%            1.85%              1.85%

     No waivers or reimbursements were received by the Fund for the year ended December 31, 1998.

C. ADMINISTRATIVE SERVICES: Chase Global Funds Services Company, a wholly owned subsidiary of The Chase Manhattan Bank ("Chase"), serves as the Company's administrator (the "Administrator") pursuant to an Administrative Agreement. Under the Administrative Agreement, the Administrator provides administrative, fund accounting, dividend disbursing and transfer agent services to the Company. As compensation for its services, the Company pays the Administrator a monthly fee at the annual rate of 0.20% of the Company's average daily net assets up to and including $200 million; 0.10% of the Company's average daily net assets in excess of $200 million up to and including $400 million; and 0.05% of the Company's average daily net assets in excess of $400 million. The Fund is subject to a minimum annual fee of $70,000 per year. Under a separate agreement, Chase also acts as the Company's custodian for the Fund's assets.

D. DIRECTORS' FEES: The Company pays each Director who is not a director, officer or employee of the Adviser or any of its affiliates, a fee of $8,000 per annum plus $500 per quarterly meeting attended and reimbursements for expenses incurred in attending Board meetings.

E. DISTRIBUTION SERVICES: Lipper & Company, L.P., an affiliate of the Adviser, serves as the Company's distributor (the "Distributor"). The Distributor is entitled to receive an annual distribution fee payable from the net assets of the Fund's Retail Shares of up to 0.25% of the average daily net assets of such Fund's Retail Shares. The Company has entered into shareholder servicing agreements with respect to the Fund's Group Retirement Plan Shares. Under such servicing agreements, each servicing agent will be entitled to receive from the net assets of the Fund's Group Retirement Plan Shares, an annual servicing fee of up to 0.25% of the average daily net assets of such Fund's Group Retirement Plan Shares for certain support services which supplement the services provided by the Company's administrator and transfer agent.

F. PURCHASES AND SALES: For the year ended December 31, 1998, the cost of purchases and proceeds of sales for investment securities other than long-term U.S. Government and short-term securities were:

                    PURCHASES            SALES
                   -----------        -----------
                   $75,723,943        $63,385,040

     There were no purchases or sales of long-term U.S. Government securities.

G. CONCENTRATION OF CREDIT RISK: At December 31, 1998 the Fund has cash on deposit with its custodian exceeding the federally insured maximum. A concentration of credit risk therefore exists with the Fund's custodian.

H. LIMITED PARTNERSHIP TRANSFERS: The Fund was formed as a successor investment vehicle for a limited partnership (the "Partnership") for which the Adviser acted as general partner and investment adviser since inception. On April 1, 1996, the Fund exchanged Premier Shares for portfolio securities of the Partnership (the "Transfer"). Premier Shares issued by the Fund in the Transfer were issued at the net asset value of Premier Shares prior to the Transfer. Premier Shares received in the Transfer have been distributed to the Partnership's limited partners who elected to participate in the Transfer. Securities valued at $50,208,413 at the date of Transfer with unrealized appreciation of $7,587,935 were contributed to the Fund on a tax free basis. To the extent that the Fund acquired securities in the Transfer that had appreciated in value from the date originally acquired by its corresponding Partnership, the Transfer may have adverse tax consequences to investors who subsequently acquire shares of the Fund.

                         PRIME LIPPER EUROPE EQUITY FUND
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

I. OTHER: Capital share transactions for the Fund, by class of shares, were as follows:

                                          YEAR ENDED           YEAR ENDED
                                       DECEMBER 31, 1998    DECEMBER 31, 1997
                                       -----------------    -----------------
PREMIER SHARES:
 Issued--Regular .....................    1,605,948            1,398,901
  --Distributions Reinvested ..........     797,991              857,040
 Redeemed ............................     (631,722)            (796,803)
                                          ---------            ---------
Net Increase .........................    1,772,217            1,459,138
                                          ---------            ---------

RETAIL SHARES:
 Issued--Regular .....................      113,663               32,120
  --Distributions Reinvested ..........      15,887               11,602
 Redeemed ............................      (50,514)              (1,004)
                                          ---------            ---------
Net Increase .........................       79,036               42,718
                                          ---------            ---------

GROUP RETIREMENT PLAN SHARES:
 Issued--Regular .....................       90,078               80,068
  --Distributions Reinvested ..........      14,661                9,385
 Redeemed ............................      (19,882)             (26,544)
                                          ---------            ---------
 Net Increase ........................       84,857               62,909
                                          ---------            ---------

J. OTHER: At December 31, 1998, the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares for the Fund was as follows:

                                                   NO. OF            %
                                                SHAREHOLDERS     OWNERSHIP
                                                ------------     ---------
      Premier Shares ..........................       1            12.8%
      Retail Shares ...........................       1            18.4%
      Group Retirement Plan Shares ............       2            89.0%

     Transactions by shareholders holding a significant ownership percentage of a Fund can have an impact on other shareholders of the Fund.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Prime Lipper Europe Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prime Lipper Europe Equity Fund (one of the Funds constituting The Lipper Funds, Inc., hereinafter referred to as the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
February 22, 1999

================================================================================

                   FEDERAL INCOME TAX INFORMATION (UNAUDITED)

     Prime Lipper Europe Equity Fund hereby designates $10,971,983 as 20% long-term capital gain dividends for the purpose of the dividend paid deduction on the Fund's Federal income tax return.

     Foreign taxes paid during the year ended December 31, 1998, amounting to $198,415 for the Prime Lipper Europe Equity Fund, are expected to be passed through to shareholders as foreign tax credits on Form 1099-DIV. In addition, for the year ended December 31, 1998, gross income derived from sources within foreign countries amounted to $1,815,468 for Prime Lipper Europe Equity Fund.

BOARD OF DIRECTORS                 KENNETH LIPPER
--------------------------------   Director, President and Chairman

                                   ABRAHAM BIDERMAN
                                   Director, Executive Vice President,
                                   Secretary and Treasurer

                                   STANLEY BREZENOFF
                                   Director

                                   MARTIN MALTZ
                                   Director

                                   IRWIN RUSSELL
                                   Director

INVESTMENT ADVISER                 Prime Lipper Asset Management
--------------------------------   101 Park Avenue, 6th floor
                                   New York, NY 10178
                                   (212) 883-6333

ADMINISTRATOR AND                  Chase Global Funds Services Company
--------------------------------   73 Tremont Street, 9th floor
TRANSFER AGENT                     Boston, MA 02108
                                   1-800-LIPPER9

CUSTODIAN                          The Chase Manhattan Bank
--------------------------------   770 Broadway
                                   New York, NY 10003

LEGAL COUNSEL                      Simpson Thacher & Bartlett
--------------------------------   425 Lexington Avenue
                                   New York, NY 10017

INDEPENDENT ACCOUNTANTS            PricewaterhouseCoopers LLP
--------------------------------   1177 Avenue of the Americas
                                   New York, NY 10036